UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Lori Hoffman
KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
(Name and address of agent for service)

(415) 315-3620
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2024
Date of reporting period: October 31, 2024

Item 1. Reports to Stockholders.
KKR Income Opportunities Fund
Annual Report
October 31, 2024

Income Opportunities Fund	October 31, 2024

The KKR Income Opportunities Fund (the “Fund”) files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov or on request by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent year ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at www.sec.gov.
INFORMATION ABOUT THE FUND’S TRUSTEES
The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com/kio.

Income Opportunities Fund	October 31, 2024

Management’s Discussion of Fund Performance

Looking Back on the Markets – October 31, 2024

Resilience in corporate fundamentals and a shortfall of new issuance relative to investor demand have allowed liquid credit markets to navigate the uncertainty associated with geopolitical events, US elections and evolving U.S. Federal Reserve ("Fed") policy. As a result, the remainder of 2024 appears likely to follow the preceding twelve months as a strong year for credit investors. Spreads continue to grind tighter, defaults have remained low, and new issuance remains insufficient to meet investor demand resulting in technical price support across asset classes. The result has been strong performance for both high yield bonds and bank loans as the asset classes have posted returns over the last 12 months of +16.5%1 and +10.6% 2 respectively.

Arguably the most important thematic development from the last 12 months occurred in September as the Federal Open Market Committee announced a long-anticipated 50 basis point (“bp” or “bps”) reduction to the federal funds rate. This pivot toward more accommodative policy from the Fed is, in our view, likely to have significant impacts on credit markets and mergers and acquisitions ("M&A") activity, but we are also paying attention to how this policy shift will affect economic growth as both the U.S. and European economies have shown recent signs of slowing. Amidst this policy shift, we remain focused on making long-term, fundamentally sound decisions, positioning our portfolios proactively and supporting the development of a dynamic credit investment platform which will allow us to effectively navigate the ever-evolving global landscape. Whether through portfolio construction, evolving investment strategies, and/or continuously refining our risk management processes to support a broader opportunity set, we remain committed to architecting an approach for longevity that maintains the flexibility to stay nimble rather than prioritizing short-term gains.

As we look prospectively and think about how this shapes our outlook, we have observed the following key themes and opportunities in broader markets:

1.We are hopeful that a more accommodative policy backdrop can spur stronger M&A activity in the coming months and years relative to the cool market of 2022 and 2023. We note a recent positive development in that, for the first time in nearly two years, buyouts, acquisitions, and recapitalizations outpaced refinancings following the Fed’s rate cut decision.
2.We infer from the Fed’s decision to cut by 50bps, rather than 25bps, a signal that 1) the labor market may be softer than expected and 2) rates are too high relative to post-pandemic GDP growth.
3.Today’s non-obvious market leads us to maintain our focus on carry over convexity alongside evergreen principles for credit investing – prioritizing consistency and preservation of capital in contrast to chasing short-term gains. As the market evolves, it will demand our continued focus on future-proofing our platform through investments in origination, portfolio construction, risk management, and organizational collaboration.

Earlier in the year, we advocated for keeping things simple as investors could be well compensated with carry in exchange for their patience and prudent decision making. This advice still holds but as spreads have continued to tighten and the economy shows clearer signs of slowing, we recognize that this strategy will likely need to evolve. Looking forward, we expect long term credit spreads to widen as investors demand additional risk premium at the long end of the yield curve. However, if M&A activity falters and new issuance remains suppressed, we could envisage further spread-tightening in the near term given the global net-negative supply in the market.

We remain steadfast in our belief that credit markets will challenge investors’ resilience going forward. In light of rising macro and geopolitical uncertainty, constructing a multi-asset credit portfolio with an eye toward a materially larger diversification strategy is, we believe, one of the few proactive approaches to future-proofing a portfolio’s credit exposure. Despite these challenges, we remain optimistic about our platform and the asset class broadly. From the start of our credit business in 2004, we have focused on improving, adapting, and seeking new investment and origination capabilities. In today’s environment, we believe that creativity within the capital structure, ingenuity with solutions, and thoughtful portfolio construction are more important than ever. We also believe that differentiated origination and long-term thinking are essential; it’s no longer enough to simply jump at a trade to set it and forget it. In our view, investors should continue to focus on absolute yield and credit's relative dependability. After all, prospective returns today are more attractive than they were for the ten years post-Global Financial Crisis. This is why we believe that staying invested is key — carefully managing risk and strategically leveraging carry over convexity when appropriate. We believe that challenges will persist and it will be hard, from increased dispersion and
1 Source: Bloomberg. High Yield Bonds represented by the ICE BofA US High Yield Index. Performance is from October 31, 2023 to October 31, 2024.
2 Source: Bloomberg. Bank Loans represented by the Morningstar LSTA US Leveraged Loan Total Return USD Index. Performance is from October 31, 2023 to October 31, 2024.

Income Opportunities Fund	October 31, 2024

tightening spreads to a slowing economy. But, in our view, that is exactly why having a broad set of tools and a trusted and dedicated team with aligned incentives is critical to performing in this environment.

Traded Credit Markets

In a world growing more complex by the day, what does it really mean to keep it simple, and how can investors embrace steady ingenuity? For credit investors, simplicity lies in adhering to the core principles of credit: focusing on high-quality credit selection, avoiding the temptation to chase yield by taking on excessive risk, and staying agile and innovative as markets shift and evolve both in the short term and the long term. By grounding decisions in these fundamental pillars, we believe that investors can navigate complexity, uncertainty, and volatility effectively while also providing creative capital solutions amid shifts in the public capital markets.

In today’s market, we recognize challenges presented by tight spreads and limited supply. US High Yield spreads have compressed from 339bps at the beginning of the year to 288bps3 with current levels representing some of the tightest spreads in the last decade. U.S. and European loan spreads, too, are tight although, current levels of 422bps and 461bps4 rank only in the 69th and 61st percentile, respectively. In contrast to relatively unattractive spreads, all-in yields remain much more compelling with High Yield and Loan markets across the U.S. and Europe all ranking in the highest 1/3rd of periods over the last decade5. We also remain encouraged by the uptick in M&A activity which should increase our ability to source quality of carry in traded credit, even if these credits continue trading tight to safer assets.

A theme we discussed earlier in the year, but which remains deeply relevant, is the ability for investors to deploy capital immediately into liquid credit in contrast to less liquid strategies. Investors kept on the sidelines by economic uncertainty in 2023 or fear of being too ‘late’ in 2024 have missed out on very strong returns in traded credit. Remember that yield to maturity (“YTM”) across the credit landscape was attractive throughout this period – and, in our view, still is.

Looking prospectively, we anticipate that dispersion will continue to widen, consistent with our framework of rolling-recessions across sectors. Despite the Fed having now pivoted toward easing financial conditions, we expect a higher “resting heartrate” for interest rates and inflation which could continue to put pressure on corporate earnings and drive the aforementioned dispersion between winners and losers. We see this environment of wider dispersion as creating a greater opportunity set for active credit-pickers to drive outperformance through idiosyncratic risk-taking. Given our views and expectations, we believe our flexible mandate ensures our ability to toggle between asset classes as rates and spreads markets evolve.

Fund Description & Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified, closed-end fund that trades on the New York Stock Exchange under the symbol “KIO.” The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of US and non-US issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

Fund returns have been strong both in net asset value ("NAV") and market terms. In market terms, KIO generated total return, net of fees and inclusive of dividends, of +36.9% on a 12-month basis and delivered a positive +10.4% return over the trailing 6-month period, through October 31, 2024. On a NAV basis, the strategy has delivered total returns, net of fees and inclusive of dividends, of +20.1% and +5.8% over the last 12 and 6 months, respectively, through October 31, 2024. Over the last 12 months, KIO has gone from trading at a discount to NAV of -10.1% to a premium of +2.6%6.

Diving deeper into NAV performance drivers, positions within the services, leisure, and telecommunications sectors were the top contributors year-to-date as of October 31, 2024. On an asset class basis, exposure to bank loans has driven a plurality of positive performance, followed by high yield bonds, convertible bonds, and structured credit positions. From a rating perspective, performance was led by CCC-rated assets followed by B-rated, Not Rated, BB-rated, BBB-rated, and A-rated assets. Only CC & below rated assets have detracted YTD.
3 Source: Bloomberg. High Yield Bonds represented by the ICE BofA US High Yield Index. Performance is from October 31, 2023 to October 31, 2024.
4 Source: Bloomberg. Bank Loans represented by the Morningstar LSTA US Leveraged Loan Total Return USD Index. Performance is from October 31, 2023 to October 31, 2024.
5 Source: KKR analysis using data from Bloomberg, ICE BofA US High Yield Index and Morningstar LSTA US Leveraged Loan Total Return USD Index.
6 Source: Performance data from US Bank as of 10/31/2024.

Income Opportunities Fund	October 31, 2024

As of October 31, 2024, the Fund’s portfolio is comprised of the following:

Investments in securities	Level 1	Level 2	Level 3	Total
Leveraged Loans	—%	39.50%	4.05%	43.55%
High Yield Securities	—%	45.15%	—%	45.15%
Asset Backed Securities	—%	—%	5.99%	5.99%
Equity and Other Investments	—%	—%	0.81%	0.81%
Money Market Fund	4.50%	—%	—%	4.50%
Total investments in securities	4.50%	84.65%	10.85%	100.00%

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance marketplace generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. “Yankee” bonds (debt of foreign issuers issued in the US domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100.0 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000 and it was back-loaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Income Opportunities Fund	October 31, 2024

KKR Income Opportunities Fund
Value of $10,000 vs. ICE BofA Merrill Lynch High Yield Master II Index ®
24,000
23,000
22,000
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
10/31/14
04/30/15
10/31/15
04/30/16
10/31/16
04/30/17
10/31/17
04/30/18
10/31/18
04/30/19
10/31/19
04/30/20
10/31/20
04/30/21
10/31/21
04/30/22
10/31/22
04/30/23
10/31/23
04/30/24
10/31/20024
KKR Income Opportunities Fund - Market Price Return
KKR Income Opportunities Fund - NAV Return
ICE BofA Merrill Lynch High Yield Master II Index ®

Average Annual Total Returns Year Ended October 31, 2024	One Year	Five Year	Ten Year	Value of $10,000 investment as of 10/31/2024
KKR Income Opportunities Fund — Market Price Return	37.06%	8.68%	8.04%	$21,707
KKR Income Opportunities Fund — NAV Return	26.59%	11.74%	9.97%	$18,249
ICE BofA Merrill Lynch High Yield Master II Index®	16.55%	4.42%	4.80%	$15,974
Past performance is not an indication of future results. The above graph and average annual total returns table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Income Opportunities Fund	October 31, 2024

Schedule of Investments
(in thousands, except share data)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 68.97%

Aerospace & Defense - 0.18%
Vertex Aerospace Services LLC	TL 1L B 12/21	SOFR + 2.75%	12/6/2030	USD	675	$676

Alternative Carriers - 2.09%
Level 3 Financing Inc	TL 1L B1 03/24	SOFR + 6.56%	4/15/2029	USD	2,868	2,933
Level 3 Financing Inc	TL 1L B2 03/24	SOFR + 6.56%	4/15/2030	USD	4,680	4,784

Application Software - 6.62%
RealPage Inc	TL 2L 02/21	SOFR + 6.50%	4/23/2029	USD	2,898	2,839
Solera LLC	TL 2L 06/21 PIK Toggle	SOFR + 9.00%	6/4/2029	USD	11,527	11,527	(a) (b)
TIBCO Software Inc	TL 1L B 05/24	SOFR + 4.00%	3/30/2029	USD	9,240	9,248
Unit4 NV	TL 1L 04/21	EURIBOR + 3.50%	6/29/2028	EUR	765	827

Automotive Parts & Equipment - 4.35%
Innovative XCessories & Services LLC	TL 1L 02/20	SOFR + 4.25%	3/5/2027	USD	8,808	8,585
Parts Authority Inc	TL 1L 10/20	SOFR + 3.75%	10/28/2027	USD	6,677	6,176
Parts Europe SA	TL 1L B 01/24	EURIBOR + 3.50%	2/3/2031	EUR	637	695
Wheel Pros Inc	TL 1L 09/23		2/10/2028	USD	508	591	(a) (e)

Broadcasting - 4.58%
NEP Broadcasting LLC	TL 1L 12/23	1.50% PIK, SOFR + 8.25%	6/1/2026	USD	1,608	1,640	(b) (d)
NEP Broadcasting LLC	TL 1L B 12/23	1.50% PIK, EURIBOR + 3.50%	8/19/2026	EUR	8,275	8,454	(d)
NEP Broadcasting LLC	TL 1L B 12/23	1.50% PIK, SOFR + 3.25%	8/19/2026	USD	484	470	(d)
NEP Broadcasting LLC	TL 2L 09/18	SOFR + 7.00%	10/19/2026	USD	7,495	6,315

Broadline Retail - 0.56%
AutoScout24 GmbH	TL 1L B 10/24	EURIBOR + 3.75%	10/17/2031	EUR	1,894	2,064	(a)

Building Products - 0.38%
DiversiTech Holdings Inc	TL 2L B 12/21	SOFR + 6.75%	12/21/2029	USD	1,381	1,397

Cable & Satellite - 2.02%
Astound Broadband (RCN/Radiate)	TL 1L B 10/21	SOFR + 3.25%	9/25/2026	USD	7,407	6,529
Virgin Media Inc	TL 1L 09/19	SOFR + 2.50%	1/31/2028	USD	947	921

Casinos & Gaming - 0.11%
Entain PLC	TL 1L B 04/24	SOFR + 2.75%	10/31/2029	USD	390	390

Commercial Printing - 2.21%
Multi-Color Corp	TL 1L B 10/21	EURIBOR + 5.00%	10/29/2028	EUR	7,913	8,144

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Commodity Chemicals - 5.06%
Plaskolite, LLC	TL 1L 04/21	SOFR + 4.00%	12/15/2025	USD	14,580	$14,391
SI Group Inc	TL 1L B-1A 09/24	0.75% PIK, SOFR + 4.75%	10/16/2028	USD	1,754	1,320	(d)
SI Group Inc	TL 1L B-1B 09/24	0.75% PIK, SOFR + 4.75%	10/16/2028	USD	3,927	2,957	(d)

Construction & Engineering - 0.73%
Brand Energy & Infrastructure Services Inc	TL 1L B 04/24	SOFR + 4.50%	8/1/2030	USD	2,743	2,713

Construction Machinery & Heavy Transportation Equipment - 1.39%
Accuride Corp	TL 1L 07/24	SOFR + 10.00%	11/15/2024	USD	1,010	1,010	(a) (b) (d)
Accuride Corp	TL 1L 08/24	SOFR + 10.00%	11/15/2024	USD	398	398	(a) (b) (d)
Accuride Corp	TL 1L 09/24	SOFR + 10.00%	11/15/2024	USD	392	392	(a) (b) (d)
Accuride Corp	TL 1L B 07/23		5/18/2026	USD	5,564	3,338	(a) (b) (d) (e)

Data Processing & Outsourced Services - 2.13%
West Corp	TL 1L B3 01/23	SOFR + 4.00%	4/10/2027	USD	9,021	7,880

Diversified Metals & Mining - 0.58%
Foresight Energy LLC	TL 1L A 06/20	SOFR + 8.00%	6/30/2027	USD	2,124	2,124	(a) (b)

Education Services - 0.98%
IU Finance Management GmbH	TL 1L 06/24	EURIBOR + 3.75%	12/8/2028	EUR	759	829
Jostens Inc	TL 1L 12/18	SOFR + 5.50%	12/19/2025	USD	1,593	1,602
Markermeer Finance BV	TL 1L B 01/20	EURIBOR + 3.00%	1/29/2027	EUR	1,113	1,174

Electronic Components - 0.08%
CommScope Inc	TL 1L B2 01/19	SOFR + 3.25%	4/6/2026	USD	287	281

Environmental & Facilities Services - 1.54%
Brock Group LLC/The	TL 1L B 04/24	SOFR + 6.00%	5/2/2030	USD	5,617	5,678

Health Care Equipment - 2.91%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	4.00% PIK, SOFR + 5.50%	6/1/2026	USD	7,908	7,842	(a) (d)
Drive DeVilbiss Healthcare LLC	TL 1L 09/22 PIK	9.00% PIK, SOFR + 1.00%	6/1/2026	USD	1,152	1,160	(a) (b) (d)
Siemens Audiology Solutions	TL 1L B3 09/24	EURIBOR + 4.00%	2/28/2029	EUR	759	824
Viant Medical Holdings Inc	TL 1L 10/24	SOFR + 4.00%	10/16/2031	USD	899	903
Viant Medical Holdings Inc	TL 1L DD 10/24	SOFR + 4.00%	10/17/2031	USD	99	—

Health Care Facilities - 0.87%
Independent Vetcare Ltd	TL 1L B 11/23	EURIBOR + 5.00%	12/12/2028	EUR	759	828
Mehilainen Oy	TL 1L B5 07/24	EURIBOR + 4.00%	8/5/2031	EUR	1,237	1,353
ScionHealth	TL 1L B 12/21	SOFR + 5.25%	12/23/2028	USD	1,699	1,045

Health Care Services - 0.82%
Affidea BV	TL 1L B 02/24	EURIBOR + 4.50%	7/22/2029	EUR	1,190	1,300
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
CHG Healthcare Services Inc	TL 1L 09/21	SOFR + 3.50%	9/29/2028	USD	906	$909
Inizio Group Ltd	TL 1L B 08/21	EURIBOR + 4.00%	8/19/2028	EUR	764	822
Paradigm Acquisition Corp	TL 1L 03/24	SOFR + 4.25%	5/6/2031	USD	6	6

Health Care Supplies - 0.22%
Cooper Consumer Health SASU	TL 1L B 04/21	EURIBOR + 3.50%	11/6/2028	EUR	766	822

Health Care Technology - 1.26%
Milano Acquisition Corp	TL 1L 08/20	SOFR + 4.00%	10/1/2027	USD	4,840	4,663

Hotels, Resorts & Cruise Lines - 1.37%
B&B Hotels SAS	TL 1L B 02/24	EURIBOR + 4.25%	3/21/2031	EUR	2,054	2,243
HNVR Holdco Ltd	TL 1L B-3 03/24	EURIBOR + 4.50%	9/12/2028	EUR	735	805
Playa Resorts Holding BV	TL 1L B 11/22	SOFR + 2.75%	1/5/2029	USD	1,261	1,261
Travel + Leisure Co	TL 1L B1 12/23	SOFR + 3.25%	12/14/2029	USD	762	765

Human Resource & Employment Services - 0.55%
SIRVA Worldwide Inc	TL 1L 08/24	SOFR + 8.00%	8/20/2029	USD	302	302	(a) (b)
SIRVA Worldwide Inc	TL 1L 08/24	SOFR + 8.00%	8/20/2029	USD	1,271	1,271	(a) (b)
SIRVA Worldwide Inc	TL 1L DD 08/24	SOFR + 8.00%	2/20/2029	USD	749	474	(a) (b) (h)

Industrial Machinery & Supplies & Components - 0.23%
Engineered Machinery Holdings Inc	TL 2L 08/21	SOFR + 6.00%	5/21/2029	USD	290	291
ProMach Group Inc	TL 1L B 08/24	SOFR + 3.50%	8/31/2028	USD	541	544

Insurance Brokers - 0.70%
Ardonagh Group Ltd/The	TL 1L B 06/24 EUR	EURIBOR + 4.25%	2/15/2031	EUR	2,365	2,586

Internet Services & Infrastructure - 0.22%
team.blue Finco SARL	TL 1L 06/24	EURIBOR + 3.70%	9/30/2029	EUR	759	817

IT Consulting & Other Services - 3.73%
PSAV Inc (aka Encore)	TL 1L B1 12/20	0.25% PIK, SOFR + 3.25%	3/3/2025	USD	6,623	6,611	(d)
PSAV Inc (aka Encore)	TL 1L B3 12/20	10.00% PIK, 5.00%	10/15/2026	USD	2,531	2,563	(d)
PSAV Inc (aka Encore)	TL 2L 02/18	SOFR + 7.25%	9/1/2025	USD	4,610	4,598

Leisure Facilities - 7.07%
Aimbridge Acquisition Co Inc	TL 1L B 09/20	SOFR + 4.75%	2/2/2026	USD	2,242	2,004	(a)
Aimbridge Acquisition Co Inc	TL 1L B 10/19	SOFR + 3.75%	2/2/2026	USD	9,835	8,516	(a)
ClubCorp Club Operations Inc	TL 1L 10/23	SOFR + 5.00%	9/18/2026	USD	12,219	12,256
World Choice Investments LLC	TL 1L B 07/24	SOFR + 4.75%	8/13/2031	USD	3,311	3,315

Leisure Products - 0.78%
Topgolf Callaway Brands Corp	TL 1L B 03/23	SOFR + 3.00%	3/15/2030	USD	2,875	2,862

Life Sciences Tools & Services - 0.17%
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Clinigen Ltd	TL 1L B 06/24	EURIBOR + 4.25%	4/9/2029	EUR	592	$645

Oil & Gas Equipment & Services - 0.54%
WaterBridge NDB Operating LLC	TL 1L B 04/24	SOFR + 4.50%	5/10/2029	USD	2,006	2,007

Oil & Gas Storage & Transportation - 2.09%
Brazos Midstream Holdings LLC	TL 1L B 04/24	SOFR + 3.50%	2/11/2030	USD	1,035	1,038
NGL Energy Partners LP / NGL Energy Finance Corp	TL 1L B 01/24	SOFR + 3.75%	2/3/2031	USD	1,221	1,217
Oryx Midstream Services LLC	TL 1L B 01/24	SOFR + 3.00%	10/5/2028	USD	1,793	1,796
UGI Energy Services LLC	TL 1L B 06/24	SOFR + 2.50%	2/22/2030	USD	932	933
WaterBridge Midstream Operating LLC	TL 1L B 06/24	SOFR + 4.75%	6/27/2029	USD	2,778	2,724

Pharmaceuticals - 0.63%
Antigua Bidco Ltd	TL 1L 05/24	EURIBOR + 4.25%	2/28/2030	EUR	1,244	1,339
Nidda Healthcare Holding AG	TL 1L B2 06/24	EURIBOR + 4.00%	2/21/2030	EUR	906	989	(a)

Publishing - 0.40%
Emerald Expositions Holding Inc	TL 1L B 05/17	SOFR + 5.00%	5/22/2026	USD	1,478	1,484

Renewable Electricity - 1.26%
WIN Waste Innovations	TL 1L B 03/21	SOFR + 2.75%	3/24/2028	USD	4,881	4,661

Specialized Finance - 0.18%
Alter Domus Sarl	TL 1L B 05/24	SOFR + 3.50%	7/17/2031	USD	649	652
Alter Domus Sarl	TL 1L DD 05/24	SOFR + 3.50%	5/14/2031	USD	48	—	(h)

Specialty Chemicals - 5.98%
Champion/DSM engg	TL 1L B1 03/23	EURIBOR + 5.50%	3/29/2030	EUR	1,942	2,062
Champion/DSM engg	TL 1L B1 03/23	SOFR + 5.50%	3/29/2030	USD	8,017	7,666
Flint Group GmbH	TL 1L 09/23 PIK	6.90% PIK, EURIBOR + 0.10%	12/30/2027	EUR	432	423	(d)
Flint Group GmbH	TL 2L B 09/23 PIK	6.90% PIK, EURIBOR + 0.10%	12/30/2027	EUR	576	125	(d)
Solenis International LP	TL 1L B 05/24	EURIBOR + 3.75%	6/20/2031	EUR	493	538
Vantage Specialty Chemicals Inc	TL 1L B 02/23	SOFR + 4.75%	10/26/2026	USD	11,278	11,255

Systems Software - 0.60%
Seine Holdco SAS	TL 1L 11/23	EURIBOR + 3.50%	1/11/2031	EUR	1,178	1,284
SolarWinds Holdings Inc	TL 1L B 06/24	SOFR + 2.75%	2/5/2030	USD	934	937

Trading Companies & Distributors - 0.58%
FleetPride Corporation	TL 2L 01/19	SOFR + 8.75%	12/21/2026	USD	2,156	2,128

Wireless Telecommunication Services - 0.22%
Odido Holding BV	TL 1L B 10/21	EURIBOR + 3.90%	3/30/2029	EUR	758	830

TOTAL LEVERAGED LOANS (Amortized cost $258,420)						$254,586
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
High Yield Securities - 71.52%

Aerospace & Defense - 0.31%
Amentum Services Inc	7.250% 08/2032	8/1/2032	USD	711	$737	(f)
Aviation Capital Group LLC	5.500% 12/2024	12/15/2024	USD	410	410	(f)

Air Freight & Logistics - 0.23%
SGL International A/S	4.75% 04/2030	4/22/2030	EUR	787	863

Alternative Carriers - 3.57%
iliad SA	8.500% 04/2031	4/15/2031	USD	2,446	2,608	(f)
Level 3 Financing Inc	10.000% 10/2032	10/15/2032	USD	2,817	2,797	(f)
Level 3 Financing Inc	4.000% 04/2031	4/15/2031	USD	5,268	4,004	(f)
Zayo Group LLC	4.000% 03/2027	3/1/2027	USD	4,221	3,760	(f)

Application Software - 1.91%
Cision Ltd	9.500% 02/2028	2/15/2028	USD	6,449	2,934	(f)
Dye & Durham Ltd	8.625% 04/2029	4/15/2029	USD	1,965	2,085	(f)
TIBCO Software Inc	9.000% 09/2029	9/30/2029	USD	2,044	2,045	(f)

Asset Management & Custody Banks - 0.45%
Hightower Holding LLC	9.125% 01/2030	1/31/2030	USD	1,564	1,650	(f)

Automotive Parts & Equipment - 1.02%
Clarios Global LP	4.375% 05/2026	5/15/2026	EUR	816	888	(f)
Garrett Motion Inc	7.750% 05/2032	5/31/2032	USD	650	649	(f)
Truck Hero Inc	6.250% 02/2029	2/1/2029	USD	2,535	2,217	(f)

Automotive Retail - 1.26%
Mavis Discount Tire Inc	6.500% 05/2029	5/15/2029	USD	4,846	4,648	(f)

Biotechnology - 0.39%
Immunocore Holdings PLC	2.500% 02/2030	2/1/2030	USD	1,643	1,424	(f)

Building Products - 5.63%
LBM Borrower LLC	6.250% 01/2029	1/15/2029	USD	2,171	2,005	(f)
Oldcastle Buildingenvelope Inc	9.500% 04/2030	4/15/2030	USD	11,685	11,427	(f)
PrimeSource Building Products Inc	5.625% 02/2029	2/1/2029	USD	4,654	4,070	(f)
PrimeSource Building Products Inc	6.750% 08/2029	8/1/2029	USD	3,680	3,288	(f)

Cable & Satellite - 6.09%
Block Communications Inc	4.875% 03/2028	3/1/2028	USD	4,580	4,342	(f)
Cable One Inc	0.000% 03/2026	3/15/2026	USD	6,731	6,159	(c)
Cable One Inc	4.000% 11/2030	11/15/2030	USD	1,799	1,420	(f)
Cablevision Lightpath LLC	5.625% 09/2028	9/15/2028	USD	6,266	5,823	(f)
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
CSC Holdings LLC (Altice USA)	11.750% 01/2029	1/31/2029	USD	608	$594	(f)
CSC Holdings LLC (Altice USA)	4.125% 12/2030	12/1/2030	USD	5,589	4,131	(f)

Casinos & Gaming - 2.28%
Allwyn International AS	3.875% 02/2027	2/15/2027	EUR	821	892	(f)
Allwyn International AS	7.250% 04/2030	4/30/2030	EUR	997	1,157	(f)
Cirsa Funding Luxembourg SA	4.500% 03/2027	3/15/2027	EUR	856	930	(f)
Great Canadian Gaming Corp	4.875% 11/2026	11/1/2026	USD	2,914	2,892	(f)
Great Canadian Gaming Corp	8.750% 11/2029	11/15/2029	USD	2,544	2,554	(f)

Commercial Printing - 0.98%
Multi-Color Corp	10.500% 07/2027	7/15/2027	USD	2,307	2,286	(f)
Multi-Color Corp	9.500% 11/2028	11/1/2028	USD	1,302	1,336	(f)

Commodity Chemicals - 0.60%
Ineos Quattro Holdings Ltd	2.500% 01/2026	1/15/2026	EUR	858	928	(f)
Mativ Holdings Inc	8.000% 10/2029	10/1/2029	USD	384	391	(f)
Nobian Finance BV	3.625% 07/2026	7/15/2026	EUR	819	882	(f)

Construction & Engineering - 4.58%
Brand Energy & Infrastructure Services Inc	10.375% 06/2029	8/1/2030	USD	5,146	5,462	(f)
Maxim Crane Works LP / Maxim Finance Corp	11.500% 09/2028	9/1/2028	USD	9,790	10,518	(f)
thyssenkrupp Elevator AG	6.625% 07/2028	7/15/2028	EUR	862	940	(f)

Consumer Staples Merchandise Retail - 0.31%
Morrisons (Market Bidco Limited)	4.750% 11/2027	11/4/2027	EUR	1,069	1,135	(f)

Diversified Chemicals - 2.83%
Chemours Co/The	4.000% 05/2026	5/15/2026	EUR	3,185	3,445
Chemours Co/The	4.625% 11/2029	11/15/2029	USD	3,236	2,813	(f)
Chemours Co/The	5.375% 05/2027	5/15/2027	USD	320	308
Chemours Co/The	5.750% 11/2028	11/15/2028	USD	3,022	2,793	(f)
Fire BC SpA	10.000% 02/2028	2/6/2028	EUR	933	1,079	(f)

Diversified Support Services - 1.77%
Allied Universal Holdco LLC	6.000% 06/2029	6/1/2029	USD	3,079	2,820	(f)
Garda World Security Corp	8.250% 08/2032	8/1/2032	USD	1,363	1,357	(f)
Garda World Security Corp	8.375% 10/2032	11/15/2032	USD	1,580	1,582	(f)
Techem Energy Services GmbH/Germany	6.000% 07/2026	7/30/2026	EUR	710	775	(f)

Electronic Components - 1.40%
CommScope Inc	6.000% 06/2025	6/15/2025	USD	5,260	5,161	(f)

Health Care Technology - 0.80%
Teladoc Health Inc	1.250% 06/2027	6/1/2027	USD	3,437	2,970

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Heavy Electrical Equipment - 0.30%
Innomotics GmbH	6.250% 10/2031	10/15/2031	EUR	997	$1,093	(f)
Hotels, Resorts & Cruise Lines - 7.62%
AccorInvest Group SA	6.500% 09/2029	10/15/2029	EUR	661	749	(f)
Marriott Ownership Resorts Inc	0.000% 01/2026	1/15/2026	USD	5,995	5,591	(c)
NCL Corp Ltd	1.125% 02/2027	2/15/2027	USD	9,778	10,149
Sani/Ikos Financial Holdings 1 Sarl	7.250% 07/2030	7/31/2030	EUR	1,252	1,423	(f)
Viking Cruises Ltd	6.250% 05/2025	5/15/2025	USD	414	414	(f)
Viking Cruises Ltd	9.125% 07/2031	7/15/2031	USD	9,057	9,787	(f)

Household Products - 0.09%
Energizer Holdings Inc	6.500% 12/2027	12/31/2027	USD	313	317	(f)

Industrial Machinery & Supplies & Components - 3.30%
SPX FLOW Inc	8.750% 04/2030	4/1/2030	USD	11,704	12,178	(f)

Insurance Brokers - 0.75%
Ardonagh Group Ltd/The	6.875% 02/2031 (EUR)	2/15/2031	EUR	2,515	2,775	(f)

Interactive Media & Services - 0.37%
Kantar Group Ltd/The	5.750% 10/2026	10/31/2026	EUR	1,261	1,369	(f)

IT Consulting & Other Services - 0.30%
Centurion Bidco SpA	5.875% 09/2026	9/30/2026	EUR	1,034	1,109	(f)

Leisure Facilities - 3.03%
Cedar Fair LP	5.375% 04/2027	4/15/2027	USD	433	430
Merlin Entertainments PLC	4.500% 11/2027	11/15/2027	EUR	2,000	1,986	(f)
Merlin Entertainments PLC	6.625% 11/2027	11/15/2027	USD	5,811	5,512	(f)
Merlin Entertainments PLC	7.375% 02/2031	2/15/2031	USD	663	651	(f)
Merlin Entertainments PLC	7.375% 06/2030	6/15/2030	EUR	1,332	1,453	(f)
Six Flags Entertainment Corp	7.250% 05/2031	5/15/2031	USD	1,116	1,145	(f)

Leisure Products - 0.27%
Inter Media and Communication SpA	6.750% 02/2027	2/9/2027	EUR	901	1,001	(f)

Marine Ports & Services - 0.78%
Direct ChassisLink Inc	7.750% 11/2029	11/15/2029	USD	2,839	2,889	(f)

Metal, Glass & Plastic Containers - 0.12%
Trivium Packaging Finance BV	3.750% 08/2026	8/15/2026	EUR	402	436	(f)

Oil & Gas Equipment & Services - 0.15%
Archrock Partners LP / Archrock Partners Finance Corp	6.875% 04/2027	4/1/2027	USD	148	149	(f)
Aris Water (fka Solaris Midstream Holdings LLC)	7.625% 04/2026	4/1/2026	USD	421	424	(f)

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Oil & Gas Exploration & Production - 0.19%
Sitio Royalties Corp	7.875% 11/2028	11/1/2028	USD	660	$686	(f)

Oil & Gas Storage & Transportation - 2.78%
Genesis Energy	8.000% 01/2027	1/15/2027	USD	356	363
Genesis Energy	8.875% 04/2030	4/15/2030	USD	1,420	1,464
Global Partners LP / GLP Finance Corp	7.000% 08/2027	8/1/2027	USD	420	422
NGL Energy Partners LP / NGL Energy Finance Corp	8.125% 02/2029	2/15/2029	USD	2,580	2,598	(f)
NGL Energy Partners LP / NGL Energy Finance Corp	8.375% 02/2032	2/15/2032	USD	3,473	3,502	(f)
Rockies Express Pipeline LLC	3.600% 05/2025	5/15/2025	USD	316	312	(f)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp	6.000% 03/2027	3/1/2027	USD	317	315	(f)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp	7.375% 02/2029	2/15/2029	USD	1,266	1,271	(f)

Packaged Foods & Meats - 0.28%
Chobani LLC	9.500% 10/2029	10/1/2029	USD	984	1,018	(d) (f)

Paper & Plastic Packaging Products & Materials - 1.08%
Novolex Holdings LLC	8.750% 04/2030	4/15/2030	USD	3,918	3,982	(f)

Paper Products - 0.56%
Fiber Bidco Spa	10.000% 06/2029	6/15/2029	EUR	1,826	2,069	(d) (f)

Passenger Airlines - 6.30%
American Airlines Group Inc	3.750% 03/2025	3/1/2025	USD	11,463	11,357	(f)
JetBlue Airways Corp	0.500% 04/2026	4/1/2026	USD	12,846	11,915	(f)

Pharmaceuticals - 0.30%
Nidda Healthcare Holding AG	7.500% 08/2026	8/21/2026	EUR	643	723	(a) (f)

Real Estate Services - 1.96%
Anywhere Real Estate Group LLC	0.250% 06/2026	6/15/2026	USD	8,312	7,234

Restaurants - 3.10%
Golden Nugget Inc.	6.750% 07/2030	1/15/2030	USD	12,591	11,460	(f)

Specialty Chemicals - 0.29%
Solenis International LP	9.625% 11/2028	11/15/2028	EUR	916	1,065	(f)

Trading Companies & Distributors - 1.31%
AerCap Holdings	6.500% 06/2045	6/15/2045	USD	2,029	2,029	(f)
White Cap Construction Supply Inc	8.250% 03/2026	3/15/2026	USD	2,795	2,800	(f)
TOTAL HIGH YIELD SECURITIES (Amortized cost $259,381)					$263,999

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Asset Backed Securities - 9.49%

Specialized Finance - 9.49%
Adagio X Eur Clo DAC	ADAGI X-A DR	EURIBOR + 5.50%	10/20/2037	EUR	458	$509	(b) (f)
AGL CLO 24 Ltd	AGL 2023-24A E	SOFR + 8.65%	7/25/2036	USD	1,250	1,297	(b) (f)
AGL CLO 5 Ltd	AGL 2020-5A ERR	SOFR + 6.09%	7/20/2034	USD	165	165	(b) (f)
Anchorage Capital CLO 6 Ltd	ANCHC 2015-6A ER3	SOFR + 7.29%	4/22/2034	USD	329	335	(b) (f)
Apidos CLO XLV Ltd	APID 2023-45A D	SOFR + 5.20%	4/26/2036	USD	392	399	(b) (f)
Arbour CLO XI DAC	ARBR 11A DR	EURIBOR + 3.80%	5/15/2038	EUR	453	493	(b) (f)
Ares Loan Funding V Ltd	ARES 2024-ALF5A E	SOFR + 6.60%	7/27/2037	USD	380	383	(b) (f)
Ares LXII CLO Ltd	ARES 2021-62A E	SOFR + 6.76%	1/25/2034	USD	387	386	(b) (f)
Ares LXVIII CLO Ltd	ARES 2023-68A D	SOFR + 5.75%	4/25/2035	USD	992	1,013	(b) (f)
Ares XXXIX CLO Ltd	ARES 2016-39A ER3	SOFR + 6.75%	7/18/2037	USD	1,386	1,419	(b) (f)
Benefit Street Partners CLO XXXIV Ltd	BSP 2024-34A E	SOFR + 6.70%	7/25/2037	USD	323	332	(b) (f)
Birch Grove CLO 6 Ltd	BGCLO 2023-6A D	SOFR + 5.83%	7/20/2035	USD	1,121	1,143	(b) (f)
BlueMountain CLO XXVI Ltd	BLUEM 2019-26A ER	SOFR + 7.39%	10/20/2034	USD	430	427	(b) (f)
BlueMountain CLO XXVIII Ltd	BLUEM 2021-28A E	SOFR + 6.66%	4/15/2034	USD	575	571	(b) (f)
Brookhaven Park CLO Ltd	BROOKP 2024-1A E	SOFR + 6.50%	4/19/2037	USD	606	618	(b) (f)
Cairn CLO	CRNCL 2023-17A D	EURIBOR + 5.30%	10/18/2036	EUR	338	373	(b) (f)
Carbone Clo Ltd	CRBN 2017-1A C	SOFR + 2.60%	1/20/2031	USD	367	368	(b) (f)
CARLYLE US CLO 2021-1 LTD	CGMS 2021-1A D	SOFR + 6.26%	4/15/2034	USD	375	377	(b) (f)
Carlyle US CLO 2024-2 Ltd	CGMS 2024-2A E	SOFR + 6.85%	4/25/2037	USD	395	403	(b) (f)
Cedar Funding XVIII CLO Ltd	CEDF 2024-18A E	SOFR + 6.65%	4/23/2037	USD	532	543	(b) (f)
Clonmore Park CLO DAC	CLONP 1A ER	EURIBOR + 6.82%	8/21/2035	EUR	350	387	(b) (f)
Contego CLO XII DAC	CONTE 12A D	EURIBOR + 5.60%	1/25/2038	EUR	805	894	(b) (f)
CVC Cordatus Loan Fund XXXI DAC	CORDA 31A E	EURIBOR + 6.64%	6/15/2037	EUR	402	442	(b) (f)
CVC Cordatus Opportunity Loan Fund DAC	COLFR 1A E Mtge	EURIBOR + 6.31%	8/15/2033	EUR	356	389	(b) (f)
Dryden 113 CLO Ltd	DRSLF 2022-113A ER2	SOFR + 7.40%	10/15/2037	USD	674	674	(b) (f)
Empower CLO 2023-1 Ltd	EMPWR 2023-1A D	SOFR + 5.50%	4/25/2036	USD	1,500	1,531	(b) (f)
Fernhill Park CLO DAC	FRNPK 1A E	EURIBOR + 6.68%	4/15/2037	EUR	301	330	(b) (f)
Galaxy 33 CLO Ltd	GALXY 2024-33A E	SOFR + 6.65%	4/20/2037	USD	376	382	(b) (f)
Galaxy XXII CLO Ltd	GALXY 2016-22A ERRR	SOFR + 6.75%	4/16/2034	USD	319	319	(b) (f)
Galaxy XXV CLO Ltd	GALXY 2018-25A ER	SOFR + 6.50%	4/25/2036	USD	465	467	(b) (f)
Generate CLO Ltd	GNRT 2024-15A E	SOFR + 6.70%	7/20/2037	USD	388	399	(b) (f)
Glenbrook Park Clo DAC	GLNBR 1A D	EURIBOR + 5.75%	7/21/2036	EUR	500	553	(b) (f)
Golub Capital Partners CLO 53B Ltd	GCBSL 2021-53A E	SOFR + 6.70%	7/20/2034	USD	169	170	(b) (f)
Harvest CLO XXVIII DAC	HARVT 28A DR	EURIBOR + 3.60%	10/25/2034	EUR	273	298	(b) (f)
Harvest Clo XXXI DAC	HARVT 31A D	EURIBOR + 5.60%	10/15/2036	EUR	710	790	(b) (f)
Henley CLO X DAC	HNLY 10A E	EURIBOR + 6.65%	7/20/2037	EUR	187	204	(b) (f)
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Madison Park Euro Funding XV DAC	MDPKE 15A DR	EURIBOR + 4.50%	7/15/2036	EUR	321	$352	(b) (f)
Madison Park Funding LXIII Ltd	MDPK 2023-63A D	SOFR + 5.50%	4/21/2035	USD	947	968	(b) (f)
Madison Park Funding XXVIII Ltd	MDPK 2018-28A E	SOFR + 5.25%	7/15/2030	USD	958	959	(b) (f)
Magnetite XXXI Ltd	MAGNE 2021-31A E	SOFR + 6.00%	7/15/2034	USD	1,500	1,518	(b) (f)
Neuberger Berman Loan Advisers CLO 55 Ltd	NEUB 2024-55A E	SOFR + 6.50%	4/22/2038	USD	343	349	(b) (f)
Oaktree CLO 2019-3 Ltd	OAKCL 2019-3A ER	SOFR + 7.04%	10/20/2034	USD	331	332	(b) (f)
Palmer Square European CLO 2021-1 DAC	PLMER 2021-1A E	EURIBOR + 5.71%	4/15/2034	EUR	460	501	(b) (f)
Palmer Square European CLO 2023-1 DAC	PLMER 2023-1A E	EURIBOR + 7.59%	7/15/2036	EUR	1,000	1,103	(b) (f)
Palmer Square European CLO 2024-1 DAC	PLMER 2024-1A E	EURIBOR + 6.68%	5/15/2037	EUR	301	333	(b) (f)
Palmer Square European Loan Funding 2024-1 DAC	PSTET 2024-1A E	EURIBOR + 6.75%	8/15/2033	EUR	312	341	(b) (f)
Penta CLO 12 DAC	PENTA 2022-12A ER	EURIBOR + 7.09%	5/9/2037	EUR	563	624	(b) (f)
Penta CLO 14 DAC	PENTA 2023-14A ER	EURIBOR + 6.35%	10/20/2037	EUR	340	372	(b) (f)
Penta CLO 16 DAC	PENTA 2024-16A E	EURIBOR + 6.79%	10/18/2036	EUR	362	401	(b) (f)
Penta CLO 5 DAC	PENTA 2018-5A ER	EURIBOR + 5.92%	4/20/2035	EUR	335	368	(b) (f)
Penta Clo 9 DAC	PENTA 2021-9A E	EURIBOR + 6.04%	7/25/2036	EUR	306	337	(b) (f)
Providus Clo X DAC	PRVD 10A E	EURIBOR + 6.74%	11/18/2038	EUR	304	338	(b) (f)
RAD CLO 21 Ltd	RAD 2023-21A E	SOFR + 7.90%	1/25/2033	USD	431	438	(b) (f)
Rad CLO 4 Ltd	RAD 2019-4A ER	SOFR + 6.50%	4/25/2032	USD	419	421	(b) (f)
Regatta XXI Funding Ltd	REG21 2021-3A E	SOFR + 6.75%	10/20/2034	USD	588	592	(b) (f)
Regatta XXVIII Funding Ltd	REG28 2024-2A E	SOFR + 7.00%	4/25/2037	USD	376	383	(b) (f)
Rockford Tower CLO 2020-1 Ltd	ROCKT 2020-1A ER	SOFR + 8.00%	1/20/2036	USD	339	340	(b) (f)
Romark Credit Funding II Ltd	RCF 2021-2A E	0.0708	10/25/2039	USD	1,200	1,124	(b) (f)
Shackleton 2019-XV CLO Ltd	SHACK 2019-15A D1R	SOFR + 3.45%	1/15/2032	USD	367	367	(b) (f)
TCW CLO 2018-1 Ltd	TCW 2018-1A D1R3	SOFR + 3.50%	10/25/2035	USD	318	318	(b) (f)
Trinitas Clo XX Ltd	TRNTS 2022-20A E	SOFR + 8.15%	7/20/2035	USD	592	599	(b) (f)
Trinitas Euro CLO VII DAC	TRNTE 7A E	EURIBOR + 6.55%	7/25/2037	EUR	264	287	(b) (f)
Voya CLO 2019-3 Ltd	VOYA 2019-3A ER	SOFR + 6.76%	10/17/2032	USD	580	585	(b) (f)
Voya CLO 2022-1 Ltd	VOYA 2022-1A ER	SOFR + 6.90%	4/20/2035	USD	595	601	(b) (f)
TOTAL ASSET BACKED SECURITIES (Amortized cost $34,007)						$35,034
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Issuer	Asset		Currency	Shares	Fair Value	Footnotes
Equity & Other Investments - 1.29%

Broadline Retail - 0.55%
Belk Inc	Common Stock		USD	82,904	$2,029	(b) (e)

Construction & Engineering - 0.01%
Yak Access LLC	Common Stock		USD	9,358	25	(a) (e)

Diversified Metals & Mining - 0.49%
Foresight Energy LLC	Common Stock		USD	320,381	1,794	(a) (b) (e)

Human Resource & Employment Services - 0.10%
SIRVA Worldwide Inc	Common Stock		USD	2,475	3	(a) (b) (e)
SIRVA Worldwide Inc	Common Stock		USD	32,077	37	(a) (b) (e)
SIRVA Worldwide Inc	15.250% 08/2030	8/20/2030	USD	569	225	(a) (b) (d)
SIRVA Worldwide Inc	15.250% 08/2030	8/20/2030	USD	287	114	(a) (b) (d)

Oil & Gas Equipment & Services - 0.03%
Proserv Group Parent LLC	Common Stock		USD	114,010	—	(b) (e)
Proserv Group Parent LLC	Preferred Stock		USD	36,249	94	(b) (e)

Health Care Facilities - 0.12%
Quorum Health Corp	Trade Claim		USD	3,964,000	435	(b) (e)
TOTAL EQUITY & OTHER INVESTMENTS (Cost $9,155)					$4,756
TOTAL INVESTMENTS (Cost $560,963)					$558,375

Money Market Funds - 7.13%
U.S. Government Securities - 7.13%
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	Class IN		USD	26,330,034	$26,330	(g)
TOTAL MONEY MARKET FUNDS (Cost $26,330)					$26,330
TOTAL INVESTMENTS INCLUDING MONEY MARKET FUNDS (Cost $587,293) - 158.40%					$584,705
LIABILITIES EXCEEDING OTHER ASSETS, NET - (58.40%)					(215,568)
NET ASSETS - 100.00%					$369,137

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

TL	Term loan.
DD	Delayed draw term loan.
1L	First lien.
2L	Second lien.
EURIBOR	Euro InterBank Offered Rate as of October 31, 2024 was 3.14%.
SOFR	Secured Overnight Financing Rate as of October 31, 2024 was 4.66%.
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Zero coupon bond.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Non-income producing security.
(f)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.
(g)	The money market fund’s average 7-day yield as of October 31, 2024 was 4.78%
(h)	Investment is an unfunded or partially funded commitment.
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Statement of Assets and Liabilities
As of October 31, 2024
(in thousands, except share and per share data)

Assets
Investments, at fair value (cost $560,963)	$558,375
Cash and cash equivalents	26,645
Foreign currencies, at value (cost $6,876)	6,875
Dividends and interest receivable	6,977
Receivable for investments sold	3,167
Other assets	44
Total assets	602,083

Liabilities
Credit facility	148,185
Mandatory redeemable preferred shares (net of deferred offering costs of $399)	49,601
Payable for investments purchased	32,574
Trustees’ fees payable	1,574
Investment advisory fees payable	531
Other accrued expenses	481
Total liabilities	232,946

Commitments and Contingencies (Note 7)
Net assets	$369,137

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$431,533
Accumulated deficit	(62,396)
Net assets	$369,137

Net asset value, price per share (27,145,669 shares)	$13.60

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Statement of Operations
For the Year Ended October 31, 2024
(in thousands)

Investment income
Interest income	$54,468
Payment-in-kind interest income	1,365
Dividend Income	960
Other income	2,015
Total investment income	58,808
Expenses
Credit facility interest expense	8,475
Investment advisory fees	6,228
Preferred shares interest expense	1,985
Term loan fees	808
Professional fees	746
Administrative fees	167
Trustees' fees	160
Other expenses	859
Total expenses	19,428

Net investment income	39,380

Realized and unrealized gains (losses)
Net realized losses on
Investments	(21,394)
Foreign currency transactions	(366)
Net realized losses	(21,760)
Net change in unrealized appreciation (depreciation) of
Investments	47,781
Foreign currency translation	785
Deferred Trustees’ fees	(206)
Net change in unrealized appreciation	48,360
Net realized and unrealized gains	26,600
Net increase in net assets resulting from operations	$65,980
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Statements of Changes in Net Assets
(in thousands, except share data)

	Year Ended October 31, 2024	Year Ended October 31, 2023
Increase (decrease) in net assets resulting from operations
Net investment income	$39,380	$37,301
Net realized losses	(21,760)	(18,097)
Net change in unrealized appreciation	48,360	34,636
Net increase in net assets resulting from operations	65,980	53,840

Distributions to shareholders
Net investment income	(39,549)	(34,904)
Total distributions to shareholders	(39,549)	(34,904)

Shareholder transactions (Note 11)
Proceeds from rights offering (6,780,105 shares), net of offering costs	—	69,826
Shares issued in reinvestment of dividends (25,249 shares)	347	—
Increase in net assets from shareholder transactions	347	69,826
Net increase in net assets	26,778	88,762
Net assets
Beginning of year (27,120,420 and 20,340,315 shares, respectively)	342,359	253,597
End of year (27,145,669 and 27,120,420 shares, respectively)	$369,137	$342,359
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Statement of Cash Flows
For the Year Ended October 31, 2024
(in thousands)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$65,980
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(330,615)
Proceeds from sales and repayments of investments	321,408
Net change in unrealized appreciation on investments	(47,781)
Net realized loss on investments	21,394
Net accretion of premiums and discounts	(9,061)
Payment-in-kind interest	(1,365)
Net change in unrealized appreciation on foreign currency translation	(785)
Net realized loss on investments (foreign currency related)	656
Net change in unrealized depreciation on deferred Trustees’ fees	206
Amortization of deferred offering costs	80
Changes in assets and liabilities:
Increase in payable for investments purchased	25,945
Decrease in receivable for investments sold	20,946
Decrease in dividends and interest receivable	2,336
Increase in Trustees' fees payable	853
Decrease in investment advisory fees payable	(718)
Decrease in other accrued expenses	(267)
Decrease in other assets	46
Net cash provided by operating activities	69,258
Cash Flows from Financing Activities
Cash dividends paid to shareholders	(39,120)
Paydown of credit facility	(35,019)
Proceeds from credit facility	26,768
Net cash used in financing activities	(47,371)

Effect of exchange rate changes on cash	8
Net increase in cash and cash equivalents	21,895

Cash and Cash Equivalents
Beginning balance	11,625
Ending balance	$33,520

Supplemental disclosure of cash flow information:
Cash paid for interest expense	$10,513
See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Per share operating performance (1)
Net asset value, beginning of year	$12.62	$12.47	$16.78	$14.86	$15.57
Income (loss) from investment operations
Net investment income	1.45	1.49	1.35	1.40	1.39
Net realized and unrealized gains (losses)	0.99	0.77	(4.40)	1.78	(0.60)
Total from investment operations	2.44	2.26	(3.05)	3.18	0.79

Distributions from
Net investment income	(1.46)	(1.40)	(1.26)	(1.26)	(1.50)
Total distributions	(1.46)	(1.40)	(1.26)	(1.26)	(1.50)
Dilutive effect of rights offering	—	(0.71)	—	—	—
Net asset value, end of year	$13.60	$12.62	$12.47	$16.78	$14.86
Total return (2)	37.06%	15.51%	(27.01)%	36.24%	(3.58)%

Ratios to average net assets
Expenses	5.32%	4.95%	3.56%	3.12%	3.73%
Net investment income	10.78%	11.72%	9.08%	8.49%	9.65%
Supplemental data
Market value/price	$13.95	$11.35	$11.08	$16.67	$13.25
Price discount	2.57%	(10.06)%	(11.15)%	(0.66)%	(10.83)%
Net assets, end of year (000’s)	$369,137	$342,359	$253,597	$341,267	$302,336
Portfolio turnover rate	59%	58%	32%	79%	73%
1 Per share calculations were performed using average shares.
2    Total return is computed based on NYSE market price of the Fund’s shares and excludes the effect of brokerage commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return is for the period indicated and has not been annualized.

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2024

Notes to Financial Statements
1.Organization
KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).
2.Summary of Significant Accounting Policies
Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.
Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.
Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.
The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is

Income Opportunities Fund	October 31, 2024

traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.
Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.
Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

For the year ended October 31, 2024, there were no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income, including payment-in-kind (“PIK”) interest income, is accrued as earned. PIK interest income is capitalized as additional principal, or collected in cash, on the interest payment dates. Dividends are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method over the holding period of the investment. Paydown gains and losses on asset-backed securities are recorded as an adjustment to interest income. Realized gains and losses are calculated on the specific identified cost basis.
Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of October 31, 2024, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.
Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.
The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and from the fluctuations arising from changes in market prices of securities held.
Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex- dividend date.

Income Opportunities Fund	October 31, 2024

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.
To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the year ended October 31) plus undistributed amounts, if any, from prior years.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2020-2023). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, ongoing analysis of and changes to tax laws, regulations and interpretations thereof.
As of October 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any interest or penalties.
Recent Accounting Pronouncements — In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”). ASU 2023-07 improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 enhances interim disclosure requirements, clarifies circumstances in which an entity can disclose multiple segment measures of profit or loss, provides new segment disclosure requirements for entities with a single reportable segment, and contains other disclosure requirements to enable investors to better understand an entity’s overall performance. ASU 2023-07 is effective for annual reporting periods beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024 with early adoption permitted. The adoption of this standard is not expected to have a material impact to the financial statements.

3.Risk Considerations
The Fund invests mainly in leveraged loans, high yield securities, asset backed securities, common stocks and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:
Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, the conflict between Russia and Ukraine, the conflict between Hamas and Israel, rapid interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sectors have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations and performance and the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.
Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Income Opportunities Fund	October 31, 2024

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.
Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.
Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.
Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.
Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.
High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
4.Agreements
Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.1% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).
During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.
During the year ended October 31, 2024, the Adviser earned an Investment Advisory Fee of $6.2 million.

Income Opportunities Fund	October 31, 2024

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.
U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.
Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.
Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Statement of Assets and Liabilities.
Other — Certain officers of the Fund are also officers of the Adviser. Such officers are not paid by the Fund for serving as officers of the Fund.
5.Fair Value
The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of October 31, 2024, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (in thousands):

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged Loans	$—	$230,950	$23,636	$254,586
High Yield Securities	—	263,999	—	263,999
Asset Backed Securities	—	—	35,034	35,034
Equity and Other Investments	—	25	4,731	4,756
Money Market Fund	26,330	—	—	26,330
Total investments in securities	$26,330	$494,974	$63,401	$584,705

Income Opportunities Fund	October 31, 2024

The following are the details of the restricted securities held by the Fund (in thousands, except share amounts):

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Leveraged Loans
Solera LLC	TL 2L 06/21 PIK Toggle	11,527	$11,327	$11,527	6/4/2021	3.12%
Wheel Pros Inc	TL 1L 09/23	508	477	591	9/7/2023	0.16%
Accuride Corp	TL 1L 07/24	1,010	1,009	1,010	7/15/2024	0.27%
Accuride Corp	TL 1L 08/24	398	392	398	8/23/2024	0.11%
Accuride Corp	TL 1L 09/24	392	385	392	9/23/2024	0.11%
Accuride Corp	TL 1L B 07/23	5,564	5,375	3,338	4/27/2023	0.90%
Foresight Energy LLC	TL 1L A 06/20	2,124	2,124	2,124	6/30/2020	0.58%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	7,908	7,846	7,842	4/23/2021	2.12%
Drive DeVilbiss Healthcare LLC	TL 1L 09/22 PIK	1,152	1,152	1,160	9/26/2022	0.31%
SIRVA Worldwide Inc	TL 1L 08/24	302	302	302	8/20/2024	0.08%
SIRVA Worldwide Inc	TL 1L 08/24	1,271	1,263	1,271	8/20/2024	0.34%
SIRVA Worldwide Inc	TL 1L DD 08/24	749	465	474	8/22/2024	0.13%
Aimbridge Acquisition Co Inc	TL 1L B 09/20	2,242	2,221	2,004	4/27/2023	0.54%
Aimbridge Acquisition Co Inc	TL 1L B 10/19	9,835	9,562	8,516	4/27/2023	2.31%
Nidda Healthcare Holding AG	TL 1L B2 06/24	906	1,016	989	4/27/2023	0.27%

High Yield Securities
Nidda Healthcare Holding AG	7.500% 08/2026	643	717	723	10/20/2023	0.30%

Equity & Other Investments
Yak Access LLC	Common Stock	9,358	—	25	3/10/2023	0.01%
Foresight Energy LLC	Common Stock	320,381	3,666	1,794	6/30/2020	0.49%
SIRVA Worldwide Inc	Common Stock	2,475	7	3	8/20/2024	0.00%
SIRVA Worldwide Inc	Common Stock	32,077	37	37	8/20/2024	0.01%
SIRVA Worldwide Inc	15.250% 08/2030	569	579	225	8/20/2024	0.06%
SIRVA Worldwide Inc	15.250% 08/2030	287	123	114	8/20/2024	0.03%
Total			$50,045	$44,859
(1)Refer to the Schedule of Investments for more details on securities listed.

Income Opportunities Fund	October 31, 2024

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Leveraged Loans	High Yield Securities	Asset Backed Securities	Equity and Other Investments

Balances as of October 31, 2023	$23,762	$3,599	$28,147	$7,652
Purchases	5,848	—	24,829	745
Sales and paydowns	(7,568)	(420)	(19,590)	(418)
Accretion of discounts	143	39	205	—
Net change in appreciation (depreciation)	109	2,141	755	(4,542)
Net realized gains (losses)	(1,542)	(5,359)	688	9
Transfers in (1)	4,753	—	—	1,285
Transfers out (2)	(1,869)	—	—	—
Balances as of October 31, 2024	$23,636	$—	$35,034	$4,731
Net change in appreciation (depreciation) of investments held at October 31, 2024	$(1,480)	$—	$855	$(4,663)
(1)Transferred from Level 2 to Level 3 due to a lack of observable market data, resulting from a decrease in market activity for the securities.
(2)Transferred from Level 3 to Level 2 because observable market data became available for the securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2024:

Financial Asset	Fair Value (in thousands)	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input
Leveraged Loans	$23,636	Yield Analysis	Yield	10.9% - 12.5% (12.0%)	Decrease
			Discount Margin	2.6% - 2.7% (2.6%)	Decrease
		Current Valuation Method	EBITDA Multiple	7.0x - 9.5x (8.8x)	Increase
Asset Backed Securities	$35,034	Yield Analysis	Yield	0.9% - 7.7% (4.8%)	Decrease
		Discounted Cash Flows	Probability of default	2.0%	Decrease
			Constant prepayment rate (4)	20.0%	Increase
Equity & Other Investments	$4,731	Current Valuation Method	LTM EBITDA	3.5x - 5.3x (4.4x)	Increase
			FWD EBITDA	4.0x - 4.5x (4.5x)	Increase
			WACC	16.0%	Decrease
		Option Pricing Method	FWD EBITDA	7.0x	Increase
		Probability-Weighted Expected Return Method	Yield	4.0%	Decrease
(1) For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.
(2)The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.
(3)Weighted average amounts are based on the estimated fair values.
(4)An increase in the constant prepayment rate would decrease the fair value of a security trading above par and increase the fair value of a security trading below par.

Income Opportunities Fund	October 31, 2024

6.Investment Transactions
The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2024 were as follows (in thousands):

Purchases	$330,615
Sales	$321,408
There were no purchases or sales of U.S. Government securities.
7.Commitments and Contingencies
The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of October 31, 2024, total unfunded commitments on these credit agreements were $0.4 million and the cumulative unrealized losses on these unfunded commitments were less than $0.1 million.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.
8.Federal Income Taxes
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized losses on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature.

As of October 31, 2024, the following permanent differences have been reclassified (to)/from the following accounts (in thousands):

Accumulated Deficit	Paid-in Capital

$326	$(326)
The tax character of distributions declared for the year ended October 31, 2024 and 2023 were as follows (in thousands):

	Ordinary Income	Total

October 31, 2024*	$39,549	$39,549
October 31, 2023	34,904	34,904
*The final tax character of any distribution declared during 2024 will be determined in January 2025 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

As of October 31, 2024, the components of accumulated losses on a tax basis for the Fund are as follows (in thousands):

Income Opportunities Fund	October 31, 2024

Undistributed Ordinary Income	Net Unrealized Depreciation	Other Temporary Differences	Total Accumulated Losses

$6,930	$(2,219)	$(67,107)	$(62,396)
Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the year ended October 31, 2024, the Fund did not utilize any capital loss carry-forwards. As of October 31, 2024, the Fund had non-expiring capital loss carry-forwards of $66.0 million.
As of October 31, 2024, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows (in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

$568,484	$17,138	$(19,357)	$(2,219)
9.Credit Facility
In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The State Street Credit Facility provides for loans to be made in U.S. dollars and certain foreign currencies to an aggregate amount of $160.0 million, with an “accordion” feature that allows the Fund, under certain circumstances, to increase the size of the facility to a maximum of $225.0 million. The Fund may reduce or terminate the commitments under the State Street Credit Facility with three business days’ notice. State Street is required to provide the Fund with 270 days’ notice prior to terminating the State Street Credit Facility.
The State Street Credit Facility bears interest on the Secured Overnight Financing Rate and a spread of 0.75% or 0.85%. An additional spread adjustment of 0.12%-0.33% is applied to borrowings denominated in the British pound. The Fund also pays a commitment fee on any unused commitment amounts between 0.15% and 0.25%, depending on utilization levels. The State Street Credit Facility contains certain covenants that require the maintenance of ratios throughout the borrowing period. As of October 31, 2024, the Fund was in compliance with the terms of the State Street Credit Facility. The carrying value of the State Street Credit Facility approximates fair value due to variable interest rates that periodically reset to market rates. The fair value was determined using Level 2 inputs in the fair value hierarchy.
The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread), and average borrowings for the Fund’s credit facility for the year ended October 31, 2024 were as follows (in thousands):

Stated interest expense	$8,461
Unused commitment fees	14
Total interest expense	$8,475
Weighted average interest rate	5.60%
Average borrowings	$151,012
10. Mandatory Redeemable Preferred Shares
On October 15, 2019, the Fund issued 10-year mandatory redeemable preferred shares (the “MRPS”). The Fund authorized and issued 2.0 million MRPS with a total liquidation value of $50.0 million. The final redemption date of the MRPS is October 31, 2029. The Fund makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.81%. The mandatory redemption feature results in the MRPS being treated as debt of the Fund under GAAP. Consequently, the liquidation preference of the MRPS are recorded as a liability on the Statement of Assets and Liabilities, net of deferred offering costs. The estimated fair value of the MRPS is $44.6 million as of October 31, 2024. This fair value is based on Level 2 inputs under the fair value hierarchy.

Income Opportunities Fund	October 31, 2024

Offering costs incurred in connection with the issuance of the MRPS have been recorded, and are being deferred and amortized through the final redemption date of the MRPS. The amortization of these costs is included in preferred shares interest expense in the Statement of Operations.
11. Shareholder Transactions

On January 23, 2023, the Fund commenced its rights offering (the “Offer”) that entitled the rights holders to subscribe for up to an aggregate of 6.8 million common shares of the Fund. The subscription price of $10.75 for the common shares to be issued was based on a formula equal to the greater of 82.0% of the Fund’s net asset value at the close of trading on the NYSE on the expiration date, or 92.5% of the average of the last reported sales price of common share on the NYSE on the expiration date and each of the four immediately preceding trading days. On February 16, 2023, the Fund’s Offer expired, resulting in net proceeds of $69.8 million and 6.8 million common shares issued. Additional proceeds of $15.4 million would have been received should the shares have been sold at the net asset value of the Fund. There have been no additional rights offerings during the year ended October 31, 2024.

On March 11, 2024, the Fund filed a “shelf” registration statement with the SEC that allows it to issue shares of common and/or preferred shares pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement was declared effective on March 25, 2024 and permits the Fund to offer common and/or preferred shares for sale with an aggregate offering value of up to $150.0 million. The Fund may issue shares through either transferable or non-transferable subscription rights, through agents, underwriters or dealers, “at-the-market” to or through a market maker, or through a combination of methods of sale. The Fund is not required to issue common shares pursuant to the Shelf Registration Statement and may choose not to do so.

On October 8, 2024, the Board of Trustees of the Fund announced the signing of an agreement under which the Fund will acquire the assets of Insight Select Income Fund (“INSI”) (the "transaction"). Under the terms of the agreement, shareholders of INSI will receive shares of the Fund and may elect to receive up to 5% of the consideration in cash. The transaction is intended to be structured as a tax-free reorganization. In connection with the transaction, the Adviser will offer a waiver on its Investment Advisory Fee to all shareholders that would decrease the fee from 1.10% to 0.99% for the 12-month period after the transaction.

The transaction is expected to close in the first quarter of 2025, subject to the receipt of necessary KIO and INSI shareholder approvals and other closing conditions. A special meeting of the shareholders of the Fund is scheduled for January 2025, to consider the approval of the issuance of additional common shares of beneficial interest of the Fund in connection with the transaction.

Income Opportunities Fund	October 31, 2024

12. Senior Securities Asset Coverage
The following table sets forth certain information regarding the Fund’s senior securities as of October 31, 2024 and the prior fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness and MRPS, which each constitute a “senior security” as defined in the 1940 Act.

Credit Facility
Fiscal Year Ended	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000(1)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit
October 31, 2024	$148,185	$3,828	$—	$—
October 31, 2023	155,362	3,525	—	—
October 31, 2022	122,404	3,480	—	—
October 31, 2021	134,035	3,919	—	—
October 31, 2020	134,735	3,615	—	—
October 31, 2019	100,879	4,635	—	—
October 31, 2018	158,041	3,218	—	—
October 31, 2017	117,742	3,381	—	—
October 31, 2016	103,015	3,616	—	—
October 31, 2015	115,500	3,260	—	—

Series A Mandatory Redeemable Preferred Shares
Fiscal Year Ended	Total Amount Outstanding (in thousands)	Asset Coverage Per Preferred Share(2)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit
October 31, 2024	$50,000	$72	$25	$22
October 31, 2023	50,000	67	25	25
October 31, 2022	50,000	62	25	25
October 31, 2021	50,000	71	25	25
October 31, 2020	50,000	66	25	25
October 31, 2019	50,000	77	25	25
(1)Asset covered per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not representing senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(2)Asset coverage ratio for a class of senior securities representing stock is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, plus the aggregate of the involuntary liquidation preference of senior securities representing stock. With respect to the MRPS, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding MRPS (based on a per share liquidation preference of $25).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of KKR Income Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of KKR Income Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, loan agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

December 20, 2024

San Francisco, CA

We have served as the auditor of one or more investment companies within the group of investment companies since 2013.

Income Opportunities Fund	October 31, 2024

VOTING RESULTS FROM THE MARCH 21, 2024 SHAREHOLDER MEETING
At the Annual Meeting of Shareholders held on March 21, 2024, shareholders approved the election of Michael E. Cahill as a Class I Trustee to the Board of Trustees to serve a three year term expiring in 2027 based on the following results:

Total Outstanding Shares	27,120,420
Total Shares Voted	20,240,881
For	19,469,867
Withheld	771,014
At the Annual Meeting of Shareholders held on March 21, 2024, preferred shareholders approved the election of Rudy Pimentel as a Class III Trustee to the Board of Trustees to serve a two year term expiring in 2026 based on the following results:

Total Outstanding Shares	2,000,000
Total Shares Voted	2,000,000
For	2,000,000
Withheld	0

At the Annual Meeting of Shareholders held on March 21, 2024, preferred shareholders approved the election of Michael E. Cahill as a Class I Trustee to the Board of Trustees to serve a three year term expiring in 2027 based on the following results:

Total Outstanding Shares	2,000,000
Total Shares Voted	2,000,000
For	2,000,000
Withheld	0

Income Opportunities Fund	October 31, 2024

Trustees and Officers

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)

Interested Trustees(1)

Rudy Pimentel (55) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee, Chair and President	Since December 2023	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).	2	None.

Independent Trustees(1)

Tobin V. Levy (80) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014).	2	None.

Jeffrey L. Zlot (52) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Managing Director, Tiedemann Advisors (formerly, Tiedemann Wealth Management) (investment consultant and investment banking) (since 1997).	2	None.

Michael E. Cahill (73) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Catherine Sidamon-Eristoff (60) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since December 2019	Treasurer and Board Member, C-Change Conversations (non-profit organization) (Since 2017) Board Member, FlexPaths LLC (workplace strategy and consulting firm) (Since 2008) Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	None.

Lourdes Perez-Berkeley (62) KKR Credit Advisors (US) LLC) 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since November 2024	Senior Advisor, Independence Point Advisors (investment bank advisory firm) (since 2022); Director-Financial Markets Advisory, BlackRock (2015-2018); Director, PwC LLP (2010-2015); Managing Director, Citigroup (1988-2003); Deloitte & Touche (1984-1987).	2	None.

Income Opportunities Fund	October 31, 2024

(1)“Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Mr. Pimentel is an Interested Trustee because he is a Member of KKR, the parent company of the Adviser.
(2)The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust, KKR Credit Opportunities Portfolio, KKR Asset-Based Income Fund, and KKR US Direct Lending Fund-U Inc.
(3)This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience

Principal Officers who are not Trustees

Thomas Murphy (57)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since June 2017	Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009); Managing Director, KKR Credit Advisors (US) LLC (since 2021).

Michael Nguyen (42)	Chief Compliance Officer	Since June 2022	Director, KKR Credit Advisors (US) LLC (2022-present), Principal, KKR Credit Advisors (US) LLC (2013-2022).

Lori Hoffman (36)	Secretary and Vice President	Since June 2022	Director, KKR Credit Advisors (US) LLC (2024-present), Principal, KKR Credit Advisors (US) LLC (2020-2024); Associate, Dechert LLP (2013-2020).

Income Opportunities Fund	October 31, 2024

Summary of Common Shareholder Fees and Expenses
The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year.

Common Shareholder Transaction Expenses
Sales Load Paid By You	0%	(1)
Offering Expenses borne by the Fund	0%	(1)
Dividend Reinvestment Plan Fees (per open market purchase transaction fee)	$20.00	(2)
Dividend Reinvestment Plan Fees (per sale transaction fee)	$31.95	(2)
The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(4)
Annual Expenses
Management Fee	1.70%	(3)
Interest Payments on Borrowed Funds	2.86%	(4)
Other Expenses	0.76%	(5)
Total Annual Expenses	5.32%
(1)In the event securities are sold to or through agents, underwriters or dealers, the related prospectus supplement will disclose the applicable sales load, the estimated amount of total offering expenses (which may include offering expenses borne by third parties on behalf of the Fund), the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(2)You will pay a fee of $20.00, which includes any applicable brokerage commissions, in connection with purchases by the DRIP Administrator of common shares on the open market. You will also pay a fee of $31.95 and any applicable brokerage commissions if you direct the DRIP Administrator to sell your common shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)The Adviser will receive a monthly Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s Managed Assets. Consequently, since the Fund has borrowings outstanding, the Management Fee as a percentage of net assets attributable to common shares is higher than if the Fund did not utilize leverage.
(4)Assumes the use of leverage through a credit facility and Mandatory Redeemable Preferred Stock at an annual dividend rate equal to 3.81%. The Fund may use other forms of leverage, which may be subject to different interest rates. The interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates.
(5)The "Other Expenses” shown in the table above are based upon actual expenses of the Fund for the year ended October 31, 2024.

The following example illustrates the expenses, that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 5.32% of net assets attributable to Common Shares and (2) a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$53	$159	$264	$524
*The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the “Other expenses” set forth in the Total Annual Expenses table are fixed and that all dividends and distributions are reinvested at net asset value. Future actual expenses may be higher or lower than those shown in the table above. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

Income Opportunities Fund	October 31, 2024

Price Range of Common Shares

The following table sets forth, for the fiscal quarters indicated, the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

					Premium/(Discount)
	Market Price		NAV		to NAV
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2024	$15.04	$13.87	$13.70	$13.30	9.78%	1.84%
July 31, 2024	$14.38	$13.17	$13.68	$13.41	5.81%	(2.73)%
April 30, 2024	$13.55	$12.82	$13.86	$13.43	(0.95)%	(5.11)%
January 31, 2024	$12.98	$11.48	$13.47	$12.65	(3.57)%	(9.40)%
October 31, 2023	$12.45	$11.19	$13.22	$12.62	(5.03)%	(12.24)%
July 31, 2023	$11.99	$10.81	$13.14	$12.43	(8.46)%	(13.17)%
April 30, 2023	$12.09	$10.36	$13.31	$12.07	(6.10)%	(14.59)%
January 31, 2023	$11.92	$10.89	$13.17	$12.18	(7.88)%	(12.60)%
October 31, 2022	$12.94	$10.65	$14.07	$12.23	(7.81)%	(14.04)%

Income Opportunities Fund	October 31, 2024

Investment Objectives, Strategies and Risks of the Fund

Recent Changes
The following information is a summary of certain changes during the fiscal year ended October 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.
Investment Strategies
The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics (the “80% Policy”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities. The Fund tactically and dynamically allocates its assets in varying types of credit instruments based on its analysis of the credit markets, which may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as senior secured floating rate and fixed-rate loans (“Senior Loans”) or corporate bonds) and substantially less invested in other types of credit instruments. The instruments in which the Fund invests may be rated investment grade or below investment grade by a nationally recognized statistical rating organization (an “NRSRO”), or unrated. The Fund’s investments in below investment grade loans and fixed-income instruments are commonly referred to as “high-yield” or “junk” instruments and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund may invest in debt instruments of financially troubled companies (sometimes known as “stressed” or “distressed” securities). The Fund also may invest in common stocks and other equity securities, including preferred stocks. The Fund seeks to tactically and dynamically allocate capital across companies’ capital structures where the Adviser believes its due diligence process has identified compelling investment opportunities, including where the Adviser has identified issuer distress, event-driven misvaluations of securities or capital market inefficiencies.
The Fund may invest in any one or in any combination of fixed-rate and floating rate fixed-income instruments; listed and unlisted corporate debt obligations; convertible securities; collateralized debt obligations (“CDOs”), collateralized bond and collateralized loan obligations; bank obligations; U.S. government securities and debt issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia); preferred securities and trust preferred securities; structured securities; and when-issued securities and forward commitments. The Fund may engage in short sales for investment and risk management purposes. The Fund may also invest in securities of exchange-traded funds (“ETFs”) and closed-end funds to the extent permitted by law. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.

Income Opportunities Fund	October 31, 2024

The Adviser, a subsidiary of KKR & Co. Inc. (together with the Adviser and its other affiliates, “KKR”), utilizes KKR’s global network of resources, due diligence skills, intellectual capital and experience in investing to seek to achieve the Fund’s investment objectives. The Adviser employs a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser’s investment approach is designed to incorporate valuable characteristics of both. The Adviser will seek to reallocate the portfolio of the Fund to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. The Fund invests globally in U.S. and non-U.S. issuers’ obligations, including those of emerging market issuers, and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated.
In pursuing its investment objectives or for hedging purposes, the Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options. Derivative instruments will be counted toward the 80% Policy to the extent they have economic characteristics similar to the securities included within the 80% Policy. For purposes of the 80% Policy, the Fund values its derivative instruments based on their market value.
The Fund’s investment objectives and investment strategies are not fundamental, unless otherwise noted in the Fund’s SAI, and can be changed without the vote of the Fund’s shareholders by the board of trustees of the Fund (the “Board”).
The Adviser believes that changing investment and interest rate environments over time offer attractive investment opportunities in the markets for credit obligations, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of a thorough and continuous credit analysis (including an analysis of an issuer’s ability to make loan or debt payments when due) and the ability to reallocate the portfolio of the Fund among different categories of investments at different points in the credit cycle (i.e., the cycle between overall positive economic environments and less positive economic environments for credit obligations) is critical to achieving higher risk-adjusted returns, including higher current income and/or capital appreciation, relative to other high-yielding investments. The Adviser will seek to reallocate the portfolio of the Fund to opportunistically emphasize those investments, geographies and categories of investments best suited to the current investment and interest rate environment and market outlook.
As part of its investment strategy, the Fund may sell short positions in investments that the Adviser believes will underperform, due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund may sell short certain securities, including, but not limited to, U.S. Treasuries, investment grade and high-yield corporate bonds, either for investment and/or hedging and/or financing purposes. The Adviser expects that most of its short investments will be in U.S. Treasuries and investment grade bonds. Because these securities have historically low upward volatility, this may serve to reduce the Fund’s risk of loss from short sales. Short positions in high-yield corporate bonds will have a fixed coupon and may have a longer duration and weighted average life than loan investments. The Adviser may engage in short sales on loans.
The Fund may also use credit default swaps to express a negative credit view on a loan or other investment. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.
During an expanding or normal economic cycle, the strategy of buying U.S. and foreign loans and fixed-income instruments that are rated below investment grade is designed to generate a consistent level of monthly income and capital appreciation. However, during general economy or market downturns, the “short” strategy of having sold borrowed securities that the Adviser believes could decline in price may help lessen the impact of a significant decline in the value of the Fund’s long holdings.
The Fund’s portfolio turnover rate may vary from year to year. The Fund generally expects, under normal market conditions, its portfolio turnover to be up to 100%. Because it is difficult to predict accurately portfolio turnover rates,

Income Opportunities Fund	October 31, 2024

actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. See “Risk Factors — Portfolio Turnover Risk.”
Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Below is a summary of the principal risks of investing in the Fund. You should consider carefully the following principal risks before investing in the Fund. The Fund is not intended to be a complete investment program.
Investment and Market Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. The value of the loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s common shares could be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of the holders of the Fund’s common shares (“Common Shareholders”) to reinvest dividends. The Fund will also use leverage, which would magnify the Fund’s investment, market and certain other risks.
The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, COVID-19 adversely impacted, and any future outbreaks could adversely impact, the markets and economy in general, including the companies in which the Fund invests, and could harm Fund performance. Epidemics and pandemics have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, quarantines, supply chain disruptions and reduced consumer demand, as well as general concern and uncertainty. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.
Ongoing events in the subprime mortgage market and other areas of the fixed income markets have caused significant dislocations, illiquidity and volatility in the leveraged loan and bond markets, as well as in the wider global financial markets. To the extent portfolio companies and other issuers of the Fund’s portfolio investments participate in or have exposure to such markets, the results of their operations could be adversely affected. In addition, to the extent that such economic and market events and conditions reoccur, this would have a further adverse impact on the availability of credit to businesses generally. Global economic conditions could adversely impact the financial resources and credit quality of corporate and other borrowers in which the Fund invests and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund could suffer a partial or total loss of their investment in such borrowers, which would, in turn, have an adverse effect on the Fund’s returns. Such economic and market events and conditions also could restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such events and conditions would not necessarily foreclose the Fund’s ability to hold such investments until maturity). It is possible that the value of the Fund’s investments will not generate expected current proceeds or appreciate as anticipated and could suffer a loss. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances can vary significantly.
The Fund will, from time to time, be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution could cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and could adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Income Opportunities Fund	October 31, 2024

Market Discount Risk. Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The common shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. You should not purchase common shares of the Fund if you intend to sell them shortly after purchase.
Fixed-Income Instruments Risk. The Fund invests in loans and other types of fixed-income instruments and securities. Such investments are secured, partially secured or unsecured, can be unrated and, whether or not rated, can have speculative characteristics. The market price of the Fund’s investments changes in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks are more pronounced in a rapidly changing interest rate environment. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk.
From time to time, the obligor of a fixed-income instrument will not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner will be affected by, among other factors, its cash flow. Commercial bank lenders could be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.
Interest Rate Risk. The Fund’s investments expose the Fund to interest rate risks, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. Factors that can affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in U.S. and non-U.S. financial markets. The Fund expects that it will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, the Adviser might not be able to manage this risk effectively. If the Adviser is unable to manage interest rate risk effectively, the Fund’s performance could be adversely affected.
Senior Loans Risk. Senior Loans hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior Loans in most circumstances are fully collateralized by assets of the borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements. The value of the Fund’s assets could also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt might not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund might not have priority over other creditors as anticipated.
Senior Loans usually include restrictive covenants, which must be maintained by the borrower. The Fund will, from time to time, have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, although having a stated term, can be prepaid, often without penalty. The rate of such prepayments will be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Income Opportunities Fund	October 31, 2024

Senior Loans typically are secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund invests in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral could decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.
Senior Loans generally are not registered with the Securities and Exchange Commission (“SEC”), or any state securities commission and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market exists for some Senior Loans, and some Senior Loans are subject to restrictions on resale. A secondary market could be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, at times, the Fund will not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund will, from time to time, have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield could be lower. See “Risk Factors — Below Investment Grade Instruments Risk.”
If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund will be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.
Credit Risk. The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
The Fund will, from time to time, invest in investments that the Adviser believes are secured by specific collateral, the value of which exceeds the principal amount of the investments at the time of initial investment. There can be no assurance, though, that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment will be released without the consent of the Fund. The Fund, from time to time, also invests in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than Senior Loans. The Fund’s right to payment and its security interest, if any, could be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments will have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment could be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position or could otherwise have a weak financial condition or be experiencing financial distress.
Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund will, from time to time, use leverage opportunistically and will choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Income Opportunities Fund	October 31, 2024

Under the 1940 Act, the Fund generally may not (1) borrow money in an amount greater than 33 1/3% of the Fund’s Managed Assets or (2) issue preferred shares in an amount, when aggregated with any indebtedness outstanding, greater than 50% of the Fund’s Managed Assets.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio as discussed above or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business.
Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage can magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage can cause greater changes in the Fund’s NAV, which will be borne entirely by the Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will, from time to time, be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions could impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund will not be able to use as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.
The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis

Income Opportunities Fund	October 31, 2024

of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To seek to monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees.
The Fund can also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund could perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful.
Special Risk for Holders of Subscription Rights. There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares or preferred shares may trade at less favorable prices than larger offerings for similar securities.
Potential Dilution in Rights Offerings Risk. To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, there will be an immediate dilution of the aggregate NAV of the Fund’s shares. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect shareholders who do not exercise their subscription rights. This dilution could be substantial. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering.
There is also a risk that the Fund’s largest shareholders may increase their percentage ownership in and control of the Fund through the exercise of the primary subscription and any over-subscription privilege.
Subordinated and Unsecured or Partially Secured Loans Risk. The Fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than Senior Loans of the same borrower.
Mezzanine Securities Risk. The Fund expects most of its mezzanine securities and other investments, if any, to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which could be secured. Although the securities and other investments could benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and could benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms might not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance;” (ii) the recovery as a “preference” of liens perfected or payments made on

Income Opportunities Fund	October 31, 2024

account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that arise with respect to collateral securing the obligations.
Below Investment Grade Instruments Risk. The Fund will, from time to time, invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund will, from time to time, invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in high yield instruments expose it to a substantial degree of credit risk and interest rate risk. The market values of certain of these lower-rated and unrated debt investments could reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and might not have available to them more traditional methods of financing. General economic recession or a major decline in the demand for products and services in which the borrower operates would likely have a materially adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, could also decrease the value and liquidity of these high yield debt investments.
Stressed and Distressed Investments Risk. The Fund will, from time to time, invest in securities and other obligations of companies that are in significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments could result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund could lose its entire investment, could be required to accept cash or securities with a value less than the Fund’s original investment and/or could be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.
Short Selling Risk. Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund could have to cover its short position at a higher price than the short sale price, resulting in a loss. It is possible that the Fund will not be able to borrow a security that it needs to deliver, or it will not be able to close out a short position at an acceptable price and could have to sell related long positions earlier than it had expected. Thus, the Fund might not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale could fail to honor its contractual terms, causing a loss to the Fund.
Until the Fund replaces a security borrowed in connection with a short sale, it could be required to post cash or liquid assets with a broker. Generally, securities posted with a broker cannot be sold. The Fund’s ability to access the pledged collateral might also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund will not be able to substitute or sell the pledged collateral and could experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. It is likely that the Fund could obtain only a limited recovery or could obtain no recovery in these circumstances.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling could limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

Income Opportunities Fund	October 31, 2024

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage would increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund might not be able, fully or partially, to implement its short selling strategy.
Prepayment Risk. Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time will be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers are more likely to prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments could result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which could be taxable as ordinary income to Common Shareholders. In a period of rising interest rates, prepayments of investments could occur at a slower than expected rate, creating maturity extension risk. This particular risk could effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Because the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features might not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest could accelerate or delay prepayments and thus affect maturities.
Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position will correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which could be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.
Derivatives Risk. The Fund’s derivative investments have risks, similar to its underlying asset and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments will be greater than the gain in the value of the underlying asset, rate or index in the Fund’s portfolio; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin and settlement obligations; and risks arising from mispricing or valuation complexity.
If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain derivatives may give rise to a form of leverage, which magnifies the potential for gain and the risk of loss.

Income Opportunities Fund	October 31, 2024

The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Exchange trading will generally increase market transparency and liquidity but could cause the Fund to incur increased expenses. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearing house and by a clearing member could be in excess of the collateral required to be posted by the Fund to support its obligations under a similar OTC derivative transaction. However, the U.S. Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared OTC derivative transactions which could result in the Fund and its counterparties posting higher margin amounts for uncleared OTC derivative transactions.
Certain of the derivative investments in which the Fund invests will, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which could result in lost opportunities for gain.
OTC derivatives generally are more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets can experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets can be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract could be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet settlement obligations and variation margin requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty could be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund might not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives could cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).
Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent

Income Opportunities Fund	October 31, 2024

the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or could change availability of certain investments.
Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of such instruments. For instance, under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of the Fund’s investments and cost of doing business.
The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser could in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which could result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.
Regulatory Risk — Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.
Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.
Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Income Opportunities Fund	October 31, 2024

Structured Products Risk. The Fund will invest cash flows in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and credit-linked notes (collectively, “Structured Products”). Holders of Structured Products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
Structured Products are subject to the normal interest rate, default and other risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which the Fund invests. The Fund generally has the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. Such collateral could be insufficient to meet payment obligations and the quality of the collateral might decline in value or default. Also, the class of the Structured Product could be subordinate to other classes, values could be volatile, and disputes with the issuer could produce unexpected investment results. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer term securities, the issuer could be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which could adversely affect the value of the Structured Products owned by the Fund.
Structured Products issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. If there are defaults or the Structured Product’s collateral otherwise underperforms, scheduled payments to more senior tranches take precedence over those of subordinate tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a Structured Product typically has higher ratings and lower yields than its underlying securities and could be investment grade. Despite the protection from the subordinate tranches, more senior tranches of structured products can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to Structured Product securities as a class.
In addition to the general risks associated with debt securities discussed herein, Structured Products carry additional risks, including, but not limited to the risk that: (i) distributions from collateral securities might not be adequate to make interest or other payments; (ii) the collateral could default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of Structured Products that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) there will be no readily available secondary market for Structured Products; (vii) technical defaults, such as coverage test failures, could result in forced liquidation of the collateral pool; and (viii) the Structured Product’s manager could perform poorly.
Typically, Structured Products are privately offered and sold, and thus, are not registered under the securities laws and can be thinly traded or have a limited trading market. As a result, investments in Structured Products could be characterized as illiquid investments and could have limited independent pricing transparency. However, an active dealer market could exist for Structured Products that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such Structured Products could be characterized by the Fund as liquid investments.
Asset-Backed Securities Risk. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities could be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments could depend on the ability of the

Income Opportunities Fund	October 31, 2024

Adviser to forecast interest rates and other economic factors correctly. These securities could have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
Mortgage-Backed Securities Risk. In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they could lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans could be subject to a higher degree of credit risk and valuation risk. Additionally, such securities could be subject to a higher degree of liquidity risk, because the liquidity of such investments could vary dramatically over time.
Mortgage-backed securities can be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They can also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities can be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.
Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools could be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. From time to time, the Fund will invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund will, from time to time, invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally seeks to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements and Dollar Rolls Risk. The use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll will decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund will decline. If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund could be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse

Income Opportunities Fund	October 31, 2024

repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s NAV will decline, and, in some cases, the Fund could be worse off than if it had not used such instruments.
Swap Risk. The Fund, from time to time, invests in credit default swaps, total return swaps, interest rate swaps and other types of swaps. Such transactions are subject to market risk, leverage risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk, operational risk, legal risk and risk of imperfect correlation between the value of such instruments and the underlying assets and could involve commissions or other costs. See “Risk Factors — Derivatives Risk.” The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. When buying protection under a credit default swap, the risk of market loss with respect to the swap generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. As a seller, the Fund would be incurring a form of leverage.
The Dodd-Frank Act and related regulatory developments ultimately will require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC determination of contracts for central clearing. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity, and it could be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity could also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.
Options and Futures Risk. The Fund will, from time to time, use options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions can be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options can also be illiquid and, in such cases, the Fund could have difficulty closing out its position. OTC options can also include options on baskets of specific securities. Options and futures also are subject to derivatives risks more generally. See “Risk Factors – Derivatives Risk.”
The Fund will, from time to time, purchase call and put options on specific securities and write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.
The Fund might close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Income Opportunities Fund	October 31, 2024

Engaging in transactions in futures contracts and options involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading can be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.
A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.
If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they could be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security could be unable to obtain it, which could necessitate a postponed settlement and/or the fixing of cash settlement prices.
Investment Companies Risk. The Fund will, from time to time, invest in securities of exchange-traded funds (“ETFs”) and other closed-end funds. Investments in ETFs and closed-end funds are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF or closed-end fund holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices might not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. Shares of ETFs and closed-end funds at times trade at a premium or discount to their NAV because the supply and demand in the market for their shares at any point in time might not be identical to the supply and demand in the market for their underlying securities. Some ETFs and closed-end funds are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors — Leverage Risk.” In addition, the Fund will bear, along with other shareholders of an investment company, its pro rata portion of the investment company’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, Common Shareholders also indirectly bear similar expenses of an investment company.
Money Market Funds Risk. Money market funds may be subject to the risk that the returns will decline during periods of falling interest rates because money market funds may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below their current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the money market fund to invest in lower-yielding securities. A money market fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a money market fund from its investments is likely to have an adverse effect on its NAV, yield and total return.
Counterparty and Prime Brokerage Risk. Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. Changes in the credit quality of the companies that serve as the Fund’s prime brokers or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By

Income Opportunities Fund	October 31, 2024

using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.
The Fund is subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount could be less than the amounts owed to the Fund. It is possible that the Fund will obtain only a limited recovery or no recovery in such circumstances. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties have general custody of, or title to, the Fund’s assets. The failure of any such counterparty could result in adverse consequences to the NAV of the Fund.
Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or Common Shareholders. Because of the nature of its investments, the Fund will, from time to time, be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court might elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because affiliates of, or persons related to, the Adviser will, at times, hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Borrower Fraud; Covenant-Lite Loans; Breach of Covenant. The Fund seeks to obtain structural, covenant and other contractual protections with respect to the terms of its investments as determined appropriate under the circumstances. There can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Some of the loans that the Fund originates or acquires could be “covenant-lite” loans, which possess fewer covenants that protect lenders than other loans or no such covenants whatsoever. Investments in covenant-lite loans will be particularly sensitive to the risks associated with loan investments. The Fund can invest without limit in covenant-lite loans. Of paramount concern in originating or acquiring the financing contemplated by the Fund is the possibility of material misrepresentation or omission on the part of borrower or other credit support providers or breach of covenant by such parties. Such inaccuracy or incompleteness or breach of covenants could adversely affect the valuation of the collateral underlying the loans or the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan or otherwise realize on the investment. The Fund relies upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.
Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund will, from time to time, be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time-consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

Income Opportunities Fund	October 31, 2024

From time to time, the Adviser will make investments for the Fund in companies involved in bankruptcy proceedings. There are a number of significant risks when investing in companies involved in bankruptcy proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing could have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company might not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective. Certain claims, such as claims for taxes, wages and certain trade claims, could have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.
Certain investments of the Fund could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to such investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt is used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund might not receive any repayment on the debt obligations.
Under certain circumstances, payments to the Fund could be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings could be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or recharacterize investments made in the form of debt as equity contributions.
Under Title 11 of the United States Code, as amended (the “Bankruptcy Code”), a lender that has inappropriately exercised control of the management and policies of a company that is a debtor under the Bankruptcy Code could have its claims against the company subordinated or disallowed or could be found liable for damages suffered by parties as a result of such actions. Such claims could also be disallowed or subordinated to the claims of other creditors if the lender (e.g., the Fund) (i) is found to have engaged in other inequitable conduct resulting in harm to other parties, (ii) intentionally takes action that results in the undercapitalization of a borrower, (iii) engages in fraud with respect to, or makes misrepresentations to other creditors, or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower. The lender’s investment could also be recharacterized or treated as equity if it is deemed to be a contribution to capital, or if the lender attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. While the Fund attempts to avoid taking the types of action that would lead to the subordination, disallowance and liability described above, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.
From time to time, the Fund seeks to place its representatives on the boards of certain companies in which the Fund has invested. The Fund could also invest in companies in which KKR and/or other KKR clients or accounts will have representatives on the boards of such companies. While such representation could enable the Fund to enhance the sale value of its debt investments in a company, such involvement (and/or an equity stake by the Fund, KKR or other KKR clients or accounts in such company) could also prevent the Fund from freely disposing of its debt investments and could subject the Fund to additional liability or result in recharacterization of the Fund’s debt investments as equity. The Fund attempts to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such companies, but the exercise of such rights could produce adverse consequences in particular situations.
Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions could provide for avoidance remedies under factual circumstances similar to those described above or under different

Income Opportunities Fund	October 31, 2024

circumstances, with consequences that might or might not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) could adversely impact the Fund’s securities.
Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that can be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also could have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.
When-Issued Securities and Forward Commitments. From time to time, the Fund will purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated could vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty could miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions can occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.
Equity Securities Risk. From time to time, the Fund may invest in or hold common stock and other equity securities. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Prices of equity securities fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks could increase fluctuations in the Fund’s NAV. If the Fund’s investments in equity securities are incidental to the Fund’s investments in loans or fixed-income instruments, the Fund frequently could possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Income Opportunities Fund	October 31, 2024

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund will for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae could ultimately lose value. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material negative impact on the Fund.
Non-U.S. Securities Risk. The Fund invests in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or Borrowers. Such investments involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital (possibly requiring government approval); expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of foreign taxes on income and gains recognized with respect to securities and other assets. Economic sanctions and other similar governmental actions or developments could, among other things, restrict or eliminate the Fund’s ability to purchase or sell certain non-U.S. securities or other instruments, and the Fund may be forced to sell or otherwise dispose of non-U.S. securities or other instruments at inopportune times or prices. Because non-U.S. securities could trade on days when the Fund’s common shares are not priced, the Fund’s NAV could change at times when common shares cannot be sold.
Emerging Markets Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities set forth above can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Investing in securities of companies in emerging markets also entails risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and the repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size generally causes prices to be unduly influenced by traders who control large positions.

Income Opportunities Fund	October 31, 2024

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, will, from time to time, be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values could adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund will incur costs in converting investment proceeds from one currency to another. The Fund will, from time to time, enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests are subject to risks relating to changes in currency values, as described above. If a portfolio company suffers adverse consequences as a result of such changes, the Fund could also be adversely affected as a result.
Eurozone Risk. The Fund will, from time to time, invest in European companies and companies that have operations that are affected by the Eurozone economy. For example, concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of certain countries’ sovereign debt have given rise to new concerns about sovereign defaults, following the vote by the United Kingdom (“UK”) to leave the European Union (“EU”). Sovereign debt defaults and EU and/or Eurozone exits, generally, could have material adverse effects on investments by the Fund in European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in the Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues could themselves lead to economic contraction and resulting adverse effects for the Fund. It is possible that a number of the Fund’s securities will be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund.
On June 23, 2016, the UK voted, via referendum, to exit from the EU. On January 31, 2020, the UK officially withdrew from the EU (commonly referred to as “Brexit”). On December 24, 2020, the UK and EU announced a preliminary trade agreement and security deal, which took effect on January 1, 2021. Brexit could impact the Fund and its investments (and their underlying issuers) in a variety of ways, not all of which are currently readily apparent. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The Fund will, from time to time, invest in portfolio companies and other issuers with significant operations and/or assets in the UK, any of which could be adversely impacted by any new legal, tax and regulatory environment, whether by increased costs or impediments to the implementation of their business plan. Such events could result from, among other things, increased uncertainty and volatility in financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the UK, the EU or elsewhere; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. There is still significant uncertainty regarding the potential consequences of Brexit.
Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the Fund and the Adviser. These risks could affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.
European Market Infrastructure Regulation. The Fund may enter into OTC derivative contracts for hedging purposes. European Market Infrastructure Regulation (“EMIR”) establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although not all the regulatory technical standards specifying the risk management procedures, including the levels and type of collateral and segregation arrangements, required to give effect to EMIR have been finalized and it is therefore not possible to be definitive, investors should be aware that certain provisions of EMIR impose obligations on the Fund in relation to its transaction of OTC derivative contracts.
LIBOR Replacement and Floating Rate Benchmark Risk. The London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of all LIBOR settings has ceased. As a result of legislative mechanisms and industry-

Income Opportunities Fund	October 31, 2024

wide efforts to replace LIBOR with alternative floating-rate benchmarks, LIBOR has been replaced in many loans, notes, derivatives and other instruments or investments.
Although the transition process away from LIBOR has become generally well-defined, there remains uncertainty regarding the nature of alternative floating rate benchmarks, the continued utilization of synthetic LIBOR and the remaining work to be done in connection with the LIBOR transition. LIBOR’s replacement could lead to significant short-term and long-term uncertainty and market instability. Developments around LIBOR’s replacement or the adoption of alternative floating rate benchmarks, including the Secured Overnight Financing Rate ("SOFR") and reference rates based on SOFR, could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. No single alternative floating rate benchmark has replaced LIBOR and no alternative floating rate benchmark (including SOFR and reference rates based on SOFR) performs in the same way that LIBOR did, which may further impact the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Legal and Regulatory Risk. Legal and regulatory changes could occur that would materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change could continue.
For example, the Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators could negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. It is unknown in what form, when and in what order significant regulatory initiatives will be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to implement its investment strategy or increase the costs of using certain instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions could be promulgated at any time. Such restrictions could adversely affect the returns of the Fund.
OFAC and FCPA Considerations. Economic sanction laws in the United States and other jurisdictions may prohibit the Adviser, its affiliates or the Fund from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if the Fund, its portfolio companies or other issuers in which it invests were to violate any such laws or regulations, it may face significant legal and monetary penalties.
The U.S. Foreign Corrupt Practices Act (“FCPA”) and other anti-corruption laws and regulations, as well as anti- boycott regulations, may also apply to and restrict the activities of the Fund, their portfolio companies and other issuers of their investments. If an issuer or the Fund were to violate any such laws or regulations, such issuer or the Fund may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or the Fund becomes the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage, such as the Fund, may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by the Fund or an issuer of the Fund’s portfolio investments could have a material adverse effect on the Fund. The Adviser and its affiliates and the Fund are committed to complying with the FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to enter into transactions that violate any such laws or regulations.
Event Driven Investing. The Fund will, from time to time, invest in companies in expectation of a specific event or catalyst, which could be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a future capital markets event). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction

Income Opportunities Fund	October 31, 2024

programs by a company might not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company could announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which could be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments generally carries more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes could lead to inaccurate asset pricing. In addition, other market participants value securities differently than the Fund. As a result, the Fund will, from time to time, be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.
Liquidity Risk. The Fund intends to invest without limit in securities that, at the time of investment, are illiquid. The Fund, from time to time, also invests in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities can be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which could adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets, and the Adviser’s judgment will play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities could restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, could have to cause such security to be registered. A considerable period could elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.
Some loans and fixed-income instruments are not readily marketable and could be subject to restrictions on resale. Loans and fixed-income instruments might not be listed on any national securities exchange and no active trading market might exist for certain of the loans and fixed-income instruments in which the Fund invests. Where a secondary market exists, the market for some loans and fixed-income instruments could be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, could cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.
Inflation/Deflation Risk. Inflation risk is the risk that the intrinsic value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders.
Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation could have an adverse effect on the creditworthiness of issuers and could make issuer defaults more likely, which could result in a decline in the value of the Fund’s portfolio.
Conflicts of Interest Risk. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services

Income Opportunities Fund	October 31, 2024

provided by the Adviser and its affiliates to issuers in which the Fund invests; investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; and the Adviser’s use of information gained from issuers in the Fund’s portfolio to aid investments by other clients, subject to applicable law.
In addition, the Adviser’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or propose to invest, and the possession of such information generally will limit the Adviser’s ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund.
In addition, holdings in the securities of an issuer by the Adviser or its affiliates will affect the ability of the Fund to make certain acquisitions of, or enter into certain transactions with, such issuer. From time to time, broker- dealers and investment advisers affiliated with the Adviser will also acquire confidential or material non-public information concerning entities in which the Fund has invested or proposes to invest, which could restrict the Adviser’s ability to buy or sell (or otherwise transact in) securities of such entities, thus limiting investment opportunities or exit strategies available to the Fund.
Uncertain Tax Treatment. The Fund will, from time to time, invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other matters are addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Complex Transactions/Contingent Liabilities/Guarantees and Indemnities. The Adviser pursues certain complex investment opportunities for the Fund, which could involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund is required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund will, from time to time, also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements could result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.
Availability of Investment Opportunities; Competition. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty.
The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives could be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities could increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition could adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or KKR could be reluctant to present investment opportunities to the Fund because of its affiliation with KKR. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Income Opportunities Fund	October 31, 2024

Dependence on Key Personnel Risk. The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.
The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.
Material Risks of Significant Methods of Analysis. The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process can at times be subjective with respect to companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that could be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results could vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith could, due to various risks and uncertainties including those described herein, differ materially from actual results.
Market Developments. Periods of market volatility remain, and could continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Instability in the credit markets could make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities could be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
For example, certain Borrowers could, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross- defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund will, from time to time, incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund will have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also could decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund’s assets.
These developments could increase the volatility of the value of securities owned by the Fund. These developments also could make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of common shares. These developments also could adversely affect the broader economy, which in turn could adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s common shares.
Market Disruptions from Natural Disasters or Geopolitical Risks. Political instability, epidemics of infectious diseases in certain parts of the world, war, terrorist attacks in the United States and around the world, natural and

Income Opportunities Fund	October 31, 2024

environmental disasters, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EU (such as the UK) or the European Economic and Monetary Union, among others, could result in market volatility, could have long term effects on the United States and worldwide financial markets, and could cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the economy and securities markets.
Government Intervention in the Financial Markets. During the global financial crisis, the U.S. government took a number of actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The U.S. government took certain similar actions during the COVID-19 outbreak. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations could take additional actions that affect the regulation of the securities or Structured Products in which the Fund invests, or the issuers of such securities or Structured Products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund could seek protection under the bankruptcy laws. Legislation or regulation could also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate could vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover could result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover could increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Internal Revenue Code (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter could result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times and could result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any) to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Common Shareholders. In addition, the Fund

Income Opportunities Fund	October 31, 2024

could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.
RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund will have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund will, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its common shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders could receive larger capital gain distributions than they would in the absence of such transactions.
Cybersecurity. Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by KKR, its affiliates, and third-party service providers or counterparties. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and could lead to theft, data corruption, or overall disruption in operational systems. Criminals could use data taken in breaches in identity theft, obtaining loans or payments under false identities and other crimes that have the potential to affect the value of assets in which the Fund invests. These risks have the potential to disrupt KKR’s ability to engage in transactions, cause direct financial loss and reputational damage or lead to violations of applicable laws related to data and privacy protection and consumer protection. Cybersecurity risks also necessitate ongoing prevention and compliance costs.
Misconduct of Employees and of Third-Party Service Providers. Misconduct by employees of the Adviser or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.
LEVERAGE
The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objectives and strategies). Although the Fund may use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit.
In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company. The aggregate amount of the State Street Credit Facility is $160.0 million with an accordion feature that allows the Fund to increase the size of the facility to a maximum of $225.0 million under certain circumstances. Interest on the State Street Credit Facility is paid at a rate of SOFR, plus a spread of 0.75%. As of October 31, 2024, the Fund had approximately $148.2 million in outstanding borrowings under the State Street Credit Facility.

Income Opportunities Fund	October 31, 2024

On October 15, 2019, the Fund issued 10-year mandatory redeemable preferred shares (“MRPS”). The Fund issued 2,000,000 MRPS with a liquidation value of $50.0 million and a final redemption date of October 31, 2029. The Fund makes quarterly dividend payments at an annual dividend rate of 3.81%.
The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may add financial leverage to its portfolio representing up to approximately 33 1/3% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In the future, the Fund may use forms of leverage other than and/or in addition to a credit facility and preferred shares. The Fund’s use of financial leverage up to the maximum level permitted under the 1940 Act is not a fundamental policy of the Fund and may be changed without notice to the Fund’s Common Shareholders. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the NAV of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets (less the Fund’s obligations under senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.
Leverage creates risks for holders of the common shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or notes may adversely affect the return to the holders of the common shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.
Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per common share to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from leverage. Holders of preferred shares, including the MRPS, will have rights to elect a minimum of two trustees. This voting power may negatively affect Common Shareholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Shareholders. Any trustees elected by preferred shareholders will represent both Common Shareholders and holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Shareholders differ from those of holders of preferred shares.
Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or notes involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on common shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as

Income Opportunities Fund	October 31, 2024

bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Common Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Common Shareholders. Leverage creates an opportunity for a greater return per common share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk.
In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues notes or additional preferred shares and seeks a credit rating from one or more NRSROs on any preferred shares or notes it issues, the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by an NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.
The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the common shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.
Effects of Leverage
Assuming the utilization of leverage through a combination of borrowings and the issuance of preferred stock by the Fund in the aggregate amount of approximately 34.9% of the Fund’s Managed Assets, at a combined interest or payment rate of 4.6% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leverage expenses) must exceed 2.5% in order to cover such interest or payment rates and other expenses specifically related to leverage. These numbers are merely estimates used for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Portfolio Total Return (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Common Share Total Return	(17.84)%	(10.15)%	(2.47)%	5.22%	12.90%
Common Share Total Return is composed of two elements: the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying interest or other payments on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by

Income Opportunities Fund	October 31, 2024

losses in the value of those investments. Figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.
INVESTMENT RESTRICTIONS
The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:
1.Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements and dollar rolls) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.
2.Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
3.Invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
4.Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Income Opportunities Fund	October 31, 2024

6.Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:
1.Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Fund may utilize borrowings, together with any other senior securities representing indebtedness, to 33 and 1/3% of the Fund’s Managed Assets at the time utilized (less the Fund’s liabilities and indebtedness not represented by senior securities). In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares plus senior securities representing indebtedness to 50% of the Fund’s Managed Assets (less the Fund’s liabilities and indebtedness not represented by senior securities). Indebtedness associated with reverse repurchase agreements and similar financing transactions may be aggregated with any other senior securities representing indebtedness for this purpose or be treated as derivatives transactions under the 1940 Act and the rules and regulations thereunder, depending on the Fund’s election under applicable SEC requirements.
2.Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). (For the avoidance of doubt, the Fund’s investments in private purpose industrial development bonds issued on behalf of non-government issuers will be subject to restriction 3).
The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Income Opportunities Fund	October 31, 2024

Dividend Reinvestment Plan (Unaudited)
Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.
1.The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.
2.If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.
4.In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Income Opportunities Fund	October 31, 2024

5.There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.
6.The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.
7.All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Income Opportunities Fund	October 31, 2024

Additional Information
FEDERAL TAX INFORMATION
For the fiscal year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.
For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2024 was 0.0%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2024 was 0.0%.
The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2024 was 85.7%.
Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal year ended October 31, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
Delaware Statutory Trust Act — Control Share Acquisitions
On August 1, 2022, certain new provisions of Delaware law, applicable to the Fund as a Delaware statutory trust, went into effect. Pursuant to these new provisions, shareholders of the Fund that acquire ownership of shares equal to or greater than certain thresholds tied to the overall voting interests of the Fund or the voting interests of a class of shares of the Fund may, with respect to certain shares, have limited ability to vote with respect to certain proposals. The first threshold which could trigger these new provisions is ownership of 10% or more of the overall voting interests of the Fund or of a class of shares of the Fund.
These provisions do not retroactively apply to acquisitions of shares that occurred prior to the August 1, 2022. However, such shares will be aggregated with any shares acquired after that date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
These provisions require shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of new Delaware law. Shareholders should consult their own legal counsel to determine the application of these provisions with respect to their shares of the Fund and any subsequent acquisitions of shares.

Income Opportunities Fund	October 31, 2024

Approval of Investment Advisory Agreement

Background

At a meeting of the Board of Trustees (the “Board”) of KKR Income Opportunities Fund (the “Fund”) held on June 13, 2024 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund (the “Investment Advisory Agreement”).

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third-party service provider comparing fee, expense and performance information to that of the Fund’s Morningstar category and another Morningstar category the Adviser believes provides an appropriate comparison to the Fund (together, “Morningstar categories”) as well as a collection of registered closed-end funds believed by the Adviser to have comparable investment objectives and strategies to the Fund (the “Peer Funds”).

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, and analytical and risk management capabilities. The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year, three-year, five-year and since inception periods (as of December 31, 2023) under the management of the Adviser on an absolute basis and in comparison to that of the Peer Funds and the Morningstar categories. The Board also considered the Adviser’s rationale for including certain funds among the Peer Funds for purposes of comparison, as well as the reasons why the Adviser believes that the Fund’s Morningstar category provides an imprecise comparison. The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.

The Board then discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds, Morningstar categories and other accounts advised by the Adviser. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. The Board further noted that the Fund’s advisory fee was higher than the median of the Peer Funds and each of the Morningstar categories. The Board also took into

Income Opportunities Fund	October 31, 2024

account the impact of leverage on the advisory fee paid by the Fund. In addition to the advisory fee, the Board also reviewed the Fund’s total expense ratio and observed that the Fund’s total expense ratio was higher than the median but within the range of the Peer Funds and each of the Morningstar categories. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board considered that the Fund is a closed-end fund and thus not expected to have regular inflows of capital and that growth would only be achieved through market appreciation or new issuances, such as the Fund’s preferred shares offering and any future offerings. The Board observed that although the Fund raised additional capital through a rights offering in 2023, the Fund had not experienced significant growth in assets such that the economies of scale for the Fund have changed.

Profitability of the Adviser

The Board considered the profitability to the Adviser as a result of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Trustees observed that the pre-tax profit margins generated by the Fund were higher than the Adviser’s overall profit margins. The Adviser discussed with the Board its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser derived from its relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the Fund’s advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Income Opportunities Fund	October 31, 2024

Privacy Notice
Protection and Security of Your Personal Information
Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.
The Personal Information We Collect and How We Collect It
We collect the following types of personal information about individuals who are our investors:
•Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;
•Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and
•Information we receive from third parties such as demographic information and information collected to comply with law and regulation.
When you are no longer an investor with us, we continue to share your information as described in this notice.
How and Why We Share Personal Information
This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.
•For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•process your transactions;
•provide financial products or services to you;
•maintain your investment(s);
•secure business services, including printing, mailing, and processing or analyzing data;
•secure professional services, including accounting and legal services; or
•respond to court orders and legal investigations.
You cannot limit sharing by KKR for everyday business purposes.
•For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.
•For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.
•For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

Income Opportunities Fund	October 31, 2024

•For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.
•For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.
•For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.
U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.
How We Protect Your Personal Information
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Definitions
Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.
Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.
Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Income Opportunities Fund	October 31, 2024

(b) Not applicable

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

	10/31/2024	10/31/2023
(a)Audit Fees	$80,000	$75,000
(b)Audit-Related Fees	110,000	75,000
(c)Tax Fees	11,610	11,610
(d)All Other Fees	N/A	N/A
(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	10/31/2024	10/31/2023
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	N/A	N/A
(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $71,610 and $11,610.

Income Opportunities Fund	October 31, 2024

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This standing audit committee is comprised of Mr. Tobin V. Levy, Mr. Jeffrey L. Zlot, Ms. Catherine B. Sidamon-Eristoff and Mr. Michael E. Cahill.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

(a) Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(a) Not applicable

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(a) Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of the investment advisory contract is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.    General

KKR Credit Advisors (US) LLC (the “Adviser”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered

Income Opportunities Fund	October 31, 2024

investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s Clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.    Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its Clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its Clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s Clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its Clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C.    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.    Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:
1.a copy of the proxy voting policies and procedures;
2.a copy of all proxy statements received regarding securities of its Clients;
3.a record of each vote the Adviser casts on behalf of Firm Clients;
4.records of the Adviser’s Client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any Client request for information on how the Adviser voted proxies on its behalf; and
5.any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.
The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

Income Opportunities Fund	October 31, 2024

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR & Co. Inc.’s (together with its affiliates, “KKR”) global network. With more than 2,500 employees in its business, including more than 750 dedicated investment professionals, located in San Francisco, New York, Orlando, London, Dublin, Madrid, Hong Kong, Mumbai, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser, who has primary responsibility for day-to-day management and oversight of the Fund is Christopher A. Sheldon, Jeremiah S. Lane and Daniel Pietrzak. Additionally, the US Leveraged Credit Investment Committee that exercises oversight over, and provides insight to, the investment activities of the Fund is comprised of:

Christopher A. Sheldon joined KKR in 2004, and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Adviser’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Adviser’s US Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane joined KKR in 2005, and is a Member of KKR. Mr. Lane is a Portfolio Manager for the Adviser’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Adviser’s US Leveraged Investment Committee, as well as a member of the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2023: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Christopher A. Sheldon	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$1,007	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	10	$86,556	5	$6,306
Other Accounts	17	$5,138	11	$3,562

Income Opportunities Fund	October 31, 2024

Jeremiah S. Lane	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$1,007	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$95,012	1	$14,562
Other Accounts	65	$25,957	3	$430

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which

Income Opportunities Fund	October 31, 2024

could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to

Income Opportunities Fund	October 31, 2024

competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

As a registered investment company, the Fund is limited in its ability to make investments in issuers in which the Adviser or its affiliates’ other clients have an investment. The Fund is limited in its ability to co-invest with the Adviser or one or more of its affiliates without an exemptive order from the SEC. On January 5, 2022, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to restrictive conditions specified in the exemptive order intended to mitigate certain conflicts of interest.

On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that

Income Opportunities Fund	October 31, 2024

the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees steering committees, or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related

Income Opportunities Fund	October 31, 2024

restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

The Fund’s shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax or other objectives of any shareholder individually.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and other funds and accounts advised or controlled by KKR.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Income Opportunities Fund	October 31, 2024

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2024, the portfolio manager beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**
Christopher A. Sheldon	$100,001-$500,000
Jeremiah S. Lane	$10,001-$50,000

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Reward of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

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(a)(1) The Code of Ethics, as amended, are filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002 are filed herewith.

(c) Consent of Independent Registered Public Accounting Firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By /s/ Rudy Pimentel
Rudy Pimentel, President

Date December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Rudy Pimentel
Rudy Pimentel, President

Date December 20, 2024

By /s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting
Officer & Chief Financial Officer

Date December 20, 2024